UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2010, originally filed with the Securities and Exchange Commission on November 23, 2010, to add to or revise certain information in the Letter to Shareholders in the annual report for each of Thornburg Strategic Municipal Income Fund, Thornburg Value Fund and Thornburg Investment Income Builder Fund. This amendment does not modify in any way the annual reports for any other Fund of the Registrant.

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Value Fund

Thornburg Investment Income Builder Fund

Thornburg Strategic Municipal Income Fund

Each annual report is preceded by a supplement containing the additional or revised information in that report. Such information is also incorporated into the annual reports.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

TH2331

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Value Fund

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Thornburg Value Fund
15th Anniversary

Many Reasons
One Value Fund

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg Value Fund

The Value of Experience

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report.    3

Thornburg Value Fund

CO-PORTFOLIO MANAGERS

Left to right:

Connor Browne, CFA, and Edward Maran, CFA.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	3.21%	-7.83%	2.05%	1.32%	9.27%
With sales charge	-1.44%	-9.23%	1.11%	0.85%	8.94%
S&P 500 Index
(Since 10/2/95)	10.16%	-7.16%	0.64%	-0.43%	6.49%

4    This page is not part of the Annual Report.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
Smith International Inc.	Transocean Ltd.
DIRECTV Group, Inc.	Gilead Sciences, Inc.
ConocoPhillips	Monsanto Co.
Varian Medical Systems, Inc.	Dell, Inc.
ING Groep N.V.	Alere, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	12.9x

Portfolio Price to Cash Flow*	5.3x

Portfolio Price to Book Value*	1.4x

Median Market Cap*	$10.2 B

7-Year Beta (A Shares vs. S&P 500)*	1.07

Number of Companies	50

* Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

BASKET STRUCTURE

As of 9/30/10

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Thornburg Value Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 18, 2010

Dear Fellow Shareholder:

It was a challenging fiscal year for the Thornburg Value Fund in terms of relative performance. While our results were positive, 3.21% for the total return of Class A shares at net asset value (NAV), we did not keep pace with the S&P 500 Index over the same period, which returned 10.16%. We think it is important to put this year’s performance in context, however. The fiscal year ended September 2009 was a terrific year for the Fund returning 7.65%, Class A shares at NAV vs. negative 6.91% for the S&P 500 Index. There are some reasons for optimism as we look ahead. Most of the investments that have been a drag on our performance this year are sound businesses with good growth prospects and attractive valuations. We are hopeful that these stocks may recover, as the underlying value of their businesses appears intact.

While we generally shy away from any macroeconomic prognostications in these pages, we do have an opinion on a current topic of interest in the press and media. It is your co-managers’ belief that any current discount in the valuation of equities that reflects the possibility of deflation is unwarranted. We believe that Ben Bernanke and the Federal Open Market Committee that he leads will fight deflation aggressively. We expect a second round of quantitative easing in the United States. We believe that this monetary stimulus will be effective and that expectations for economic growth and inflation will rise. In our opinion, the environment we anticipate should be favorable for equities in general and we believe the Thornburg Value Fund could benefit, too.

Let’s start out with what hurt performance during the year. In terms of the positioning of the portfolio, our overweight in the health care sector and our underweight in the industrials sector both weighed on performance. That said, weak stock price performance by a few of our individual holdings was a much greater driver of underperformance. Specifically, Transocean, Gilead Sciences, Actelion, Monsanto, Dell, and Alere were all weak performers during the period. All of these stocks remain in the portfolio today. In each case we remain bullish in the outlook for these companies and confident that they will contribute alpha, rather than destroy it, in future periods.

We wrote about Transocean in our semi-annual letter this year. Regarding the Deepwater Horizon oil spill in the Gulf of Mexico (Transocean owned the drilling rig), we stated, “The injuries, loss of life, and economic and environmental impacts of this incident are truly tragic.” But also that,“We currently believe the costs to Transocean associated with the Horizon disaster will be materially less than the

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Certified Annual Report    7

Letter to Shareholders,

Continued

decline in the market capitalization of the company since the incident.” We continue to believe this to be the case, and added to our Transocean position after the spill. We added another deepwater drilling company, Ensco, to the portfolio as well. Everyone is relieved that the environmental impact seems to be much better than worst case. Further, as the moratorium on Gulf of Mexico (GOM) drilling was recently lifted, we expect Transocean’s stock price to better reflect the true fundamentals of the business over time. Transocean was a very tough stock for us during the fiscal year, but it remains a large position and is an investment that we remain excited about.

Gilead and Actelion are both biotechnology/pharmaceutical companies. Gilead has seen a tremendous decline in the value investors are willing to ascribe to its earnings. Gilead’s forward P/E multiple has declined from over 25x two years ago to under 10x today. Why? We think it has been a combination of concerns regarding health care reform in the United States, austerity measures in the European Union, and further investor attention on their 2017/2018 patent expirations. Gilead continues to dominate the treatment of HIV/AIDS, and has grown both revenues and earnings consistently for over a decade. We don’t believe the current low valuation is justified. Actelion reported a number of new drug development setbacks during the fiscal year that were disappointing to us and investors more broadly. At time of purchase, we believed the stock was cheap, even if we attributed value only to its currently marketed products and ignored the value of its pipeline. As of this writing, Actelion’s share price has improved dramatically since the end of our fiscal year as reports of a potential takeover have surfaced.

Monsanto has faced an avalanche of bad news. When we first invested, the company derived 15%–20% of its earnings from a herbicide product called Roundup, which was facing generic competition from China. Given the low growth and declining profitability of that business line, we attributed very little value to it, but we were very enthusiastic about their genetically modified seeds business, which contributed 80% of profits and had strong growth prospects. Since that time, competition intensified and the company is now selling Roundup at a price at or near breakeven. This was disappointing news, but even worse has been weak reported yields for Monsanto’s newest corn seed, their SuperStax. While we are monitoring these developments closely, we continue to believe that limited acreage available for farming and rising consumption of meat and poultry in emerging markets will put upward pressure on grain prices and that the value added of Monsanto’s genetically modified seeds will continue to rise.

Rounding out the weak performers for the year were Dell and Alere (formerly Inverness Medical). Dell’s current valuation looks very compelling to us today. While the substitution of tablets (Apple’s iPad) for laptops may hurt Dell’s future revenue growth opportunities, we believe that the company’s strong enterprise relationships, brand, and strong position in many emerging markets are often overlooked by investors. Alere is a health care company that operates two main businesses, the development and sales of point of care testing devices, and the management of chronic diseases. We believe the testing business should be a steady growth business and justifies more than the current stock price today. To the extent that Alere is successful in chronic disease management, the company could be a very strong investment for the Fund.

On the bright side, many stocks did perform well during the period. Smith International, an oil field services company, was acquired by Schlumberger during the fiscal year. Two other energy holdings, ConocoPhillips (the large integrated energy company) and Ensco (a drilling rig operator like Transocean) also performed very well. DIRECTV (DTV), the satellite television provider, was a great holding for us during the recession. We purchased DTV in August of 2007, just as we

8    Certified Annual Report

were headed into this terrible downturn. We viewed DTV as a Consistent Earning company, rather than as an at risk consumer discretionary holding, its sector categorization. Because of this differentiated view, we held on to our shares through the downturn, and captured 73% cumulative performance in DTV through our price target sale in June of this year. In contrast, the S&P 500 Index moved 22% lower during that same time period.

Recent performance has been trying for you and for us, but through it all we have consistently remained faithful to our process and philosophy. This process and philosophy has delivered strong results to investors since inception and we remain confident that it has the potential to deliver similar results in the future. We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well as our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA Co-Portfolio Manager Managing Director	Edward E. Maran, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Gilead Sciences, Inc.	4.2%	Google, Inc.	3.3%
Transocean Ltd.	3.9%	General Electric Co.	3.2%
Dell, Inc.	3.8%	Inpex Corp.	3.0%
Fiserv, Inc.	3.5%	Eli Lilly & Co.	2.9%
ING Groep N.V.	3.4%	Comcast Corp.	2.8%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Energy	17.1%	Telecommunication Services	4.9%
Software & Services	15.5%	Health Care Equipment & Services	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	13.2%	Media	4.3%
Diversified Financials	9.1%	Insurance	3.9%
Materials	6.9%	Semiconductors & Semiconductor Equipment	2.6%
Technology Hardware & Equipment	5.6%	Consumer Services	1.7%
Banks	5.0%	Food & Staples Retailing	0.2%
Capital Goods	5.0%	Other Assets & Cash Equivalents	0.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.41%

BANKS — 4.31%
COMMERCIAL BANKS — 4.31%
Mitsubishi UFJ Financial Group, Inc.	16,426,201	$76,542,791
[a,b] Sterling Financial Corp.	12,000,000	2,400,000
U.S. Bancorp	4,421,058	95,583,274

		174,526,065

CAPITAL GOODS — 4.97%
AEROSPACE & DEFENSE — 1.76%
Lockheed Martin Corp.	1,001,983	71,421,348
INDUSTRIAL CONGLOMERATES — 3.21%
General Electric Co.	8,014,900	130,242,125

		201,663,473

CONSUMER SERVICES — 1.70%
HOTELS, RESTAURANTS & LEISURE — 1.70%
[b] Life Time Fitness, Inc.	1,746,636	68,939,723

		68,939,723

DIVERSIFIED FINANCIALS — 9.06%
CAPITAL MARKETS — 0.51%
AllianceBernstein Holding LP	787,430	20,796,026

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 8.55%
Bank of America Corp.	7,672,000	$100,579,920
[b] ING Groep N.V.	13,269,200	137,659,125
JPMorgan Chase & Co.	2,844,125	108,275,839

		367,310,910

ENERGY — 17.06%
ENERGY EQUIPMENT & SERVICES — 6.46%
Ensco plc ADR	2,320,000	103,773,600
[b] Transocean Ltd.	2,457,200	157,973,388
OIL, GAS & CONSUMABLE FUELS — 10.60%
ConocoPhillips	1,512,475	86,861,439
Inpex Corp.	25,960	122,212,267
Marathon Oil Corp.	2,643,300	87,493,230
OAO Gazprom ADR	3,869,420	81,064,349
[b] Sandridge Energy, Inc.	9,215,065	52,341,569

		691,719,842

FOOD & STAPLES RETAILING — 0.20%
FOOD & STAPLES RETAILING — 0.20%
[b] Rite Aid Corp.	8,717,107	8,220,232

		8,220,232

HEALTH CARE EQUIPMENT & SERVICES — 4.28%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.74%
[b] Alere, Inc.	2,029,900	62,784,807
[b] Varian Medical Services, Inc.	1,468,090	88,819,445
HEALTH CARE PROVIDERS & SERVICES — 0.54%
[b] Community Health Systems, Inc.	706,024	21,865,563

		173,469,815

INSURANCE — 3.93%
INSURANCE — 3.93%
Hartford Financial Services Group, Inc.	2,700,540	61,977,393
Transatlantic Holdings, Inc.	1,914,600	97,299,972

		159,277,365

MATERIALS — 6.21%
CHEMICALS — 2.28%
Monsanto Co.	1,923,600	92,198,148
METALS & MINING — 3.93%
Tokyo Steel Mfg.	7,435,600	87,734,379
United States Steel Corp.	1,636,100	71,726,624

		251,659,151

MEDIA — 4.26%
MEDIA — 4.26%
Comcast Corp.	6,792,675	115,543,402
Dish Network Corp.	2,983,838	57,170,336

		172,713,738

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.21%
BIOTECHNOLOGY — 6.36%
[b] Actelion Ltd.	1,080,600	$43,294,380
[b] Gilead Sciences, Inc.	4,797,905	170,853,397
[b] Talecris Biotherapeutics Holdings Corp.	1,920,400	43,938,752
LIFE SCIENCES TOOLS & SERVICES — 2.07%
[b] Thermo Fisher Scientific, Inc.	1,754,365	83,998,996
PHARMACEUTICALS — 4.78%
Eli Lilly & Co.	3,167,730	115,717,177
Roche Holdings AG	570,800	77,953,859

		535,756,561

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.64%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.64%
[b] MEMC Electronic Materials, Inc.	6,469,851	77,120,624
[b] ON Semiconductor Corp.	4,126,527	29,752,260

		106,872,884

SOFTWARE & SERVICES — 15.49%
INFORMATION TECHNOLOGY SERVICES — 7.92%
[b] Amdocs Ltd.	3,023,348	86,649,154
Computer Sciences Corp.	1,981,218	91,136,028
[b] Fiserv, Inc.	2,663,570	143,353,337
INTERNET SOFTWARE & SERVICES — 3.31%
[b] Google, Inc.	255,554	134,367,738
SOFTWARE — 4.26%
[b] Adobe Systems, Inc.	2,447,400	63,999,510
[b] ANSYS, Inc.	993,025	41,955,306
Microsoft Corp.	2,722,100	66,664,229

		628,125,302

TECHNOLOGY HARDWARE & EQUIPMENT — 5.65%
COMPUTERS & PERIPHERALS — 4.91%
[b] Dell, Inc.	11,801,700	152,950,032
[b] NCR Corp.	3,368,100	45,907,203
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.74%
Corning, Inc.	1,650,735	30,175,436

		229,032,671

TELECOMMUNICATION SERVICES — 3.44%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.92%
[b] Level 3 Communications, Inc.	39,653,356	37,167,091
WIRELESS TELECOMMUNICATION SERVICES — 2.52%
China Mobile Ltd.	8,188,500	83,902,350
[b] Leap Wireless International, Inc.	1,498,818	18,510,402

		139,579,843

TOTAL COMMON STOCK (Cost $4,029,042,909)		3,908,867,575

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
PREFERRED STOCK — 0.68%
BANKS — 0.68%
COMMERCIAL BANKS — 0.68%
[a,b] Sterling Financial Corp. Pfd, 0.00%	300,000	$27,600,000

TOTAL PREFERRED STOCK (Cost $27,600,000)		27,600,000

CORPORATE BONDS — 1.19%
TELECOMMUNICATION SERVICES — 1.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.19%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$51,489,000	48,399,660

TOTAL CORPORATE BONDS (Cost $44,632,016)		48,399,660

CONVERTIBLE BONDS — 1.04%
MATERIALS — 0.73%
METALS & MINING — 0.73%
[c] Anglogold Holdings Ltd., 3.50%, 5/22/2014	25,000,000	29,618,750

		29,618,750

TELECOMMUNICATION SERVICES — 0.31%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.31%
Level 3 Communications, Inc., 6.50%, 10/1/2016	12,049,000	12,320,102

TOTAL CONVERTIBLE BONDS (Cost $37,044,212)		41,938,852

SHORT TERM INVESTMENTS — 1.16%
Atmos Energy Corp., 0.29%, 10/1/2010	47,000,000	47,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $47,000,000)		47,000,000

TOTAL INVESTMENTS — 100.48% (Cost $4,185,319,137)		$4,073,806,087
LIABILITIES NET OF OTHER ASSETS — (0.48)%		(19,444,232)

NET ASSETS — 100.00%		$4,054,361,855

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $29,618,750, representing 0.73% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2010

ASSETS
Investments at value (cost $4,185,319,137) (Note 2)	$4,073,806,087
Cash	724,816
Receivable for fund shares sold	9,329,094
Dividends receivable	5,967,596
Dividend and interest reclaim receivable	636,965
Interest receivable	2,321,944
Prepaid expenses and other assets	65,023

Total Assets	4,092,851,525

LIABILITIES
Payable for securities purchased	935,124
Payable for fund shares redeemed	17,075,569
Unrealized depreciation on forward currency contracts (Note 7)	15,756,867
Payable to investment advisor and other affiliates (Note 3)	3,087,374
Accounts payable and accrued expenses	1,616,474
Dividends payable	18,262

Total Liabilities	38,489,670

NET ASSETS	$4,054,361,855

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,815,153
Net unrealized depreciation on investments	(127,194,751)
Accumulated net realized gain (loss)	(775,813,245)
Net capital paid in on shares of beneficial interest	4,955,554,698

$4,054,361,855

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,131,593,792 applicable to 37,176,030 shares of beneficial interest outstanding - Note 4)	$30.44
Maximum sales charge, 4.50% of offering price	1.43

Maximum offering price per share	$31.87

Class B Shares:
Net asset value and offering price per share * ($22,036,462 applicable to 764,827 shares of beneficial interest outstanding - Note 4)	$28.81

Class C Shares:
Net asset value and offering price per share * ($329,760,484 applicable to 11,301,772 shares of beneficial interest outstanding - Note 4)	$29.18

Class I Shares:
Net asset value, offering and redemption price per share ($2,087,380,037 applicable to 67,449,169 shares of beneficial interest outstanding - Note 4)	$30.95

Class R3 Shares:
Net asset value, offering and redemption price per share ($200,362,111 applicable to 6,624,857 shares of beneficial interest outstanding - Note 4)	$30.24

Class R4 Shares:
Net asset value, offering and redemption price per share ($54,460,797 applicable to 1,791,881 shares of beneficial interest outstanding - Note 4)	$30.39

Class R5 Shares:
Net asset value, offering and redemption price per share ($228,768,172 applicable to 7,399,016 shares of beneficial interest outstanding - Note 4)	$30.92

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,135,337)	$61,950,591
Interest income (net of premium amortized of $20,037)	14,601,399

Total Income	76,551,990

EXPENSES:
Investment advisory fees (Note 3)	29,279,476
Administration fees (Note 3)
Class A Shares	1,547,184
Class B Shares	36,605
Class C Shares	447,041
Class I Shares	940,989
Class R3 Shares	235,693
Class R4 Shares	73,248
Class R5 Shares	106,767
Distribution and service fees (Note 3)
Class A Shares	3,088,219
Class B Shares	292,332
Class C Shares	3,576,325
Class R3 Shares	942,508
Class R4 Shares	146,393
Transfer agent fees
Class A Shares	2,011,115
Class B Shares	66,475
Class C Shares	561,408
Class I Shares	2,038,020
Class R3 Shares	467,713
Class R4 Shares	177,728
Class R5 Shares	619,266
Registration and filing fees
Class A Shares	47,820
Class B Shares	16,977
Class C Shares	21,689
Class I Shares	140,496
Class R3 Shares	20,263
Class R4 Shares	21,274
Class R5 Shares	19,927
Custodian fees (Note 3)	550,475
Professional fees	132,155
Accounting fees	167,260
Trustee fees	98,255
Other expenses	395,667

Total Expenses	48,286,763
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,003,299)

Net Expenses	47,283,464

Net Investment Income	$29,268,526

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$399,144,302
Forward currency contracts (Note 7)	(4,208,059)
Foreign currency transactions	(863,395)

394,072,848

Net change in unrealized appreciation (depreciation) on:
Investments	(303,173,201)
Forward currency contracts (Note 7)	(15,756,867)
Foreign currency translations	53,064

(318,877,004)

Net Realized and Unrealized Gain	75,195,844

Net Increase in Net Assets Resulting from Operations	$104,464,370

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

     Thornburg Value Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$29,268,526	$45,726,331
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	394,072,848	(886,084,841)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(318,877,004)	899,659,702

Net Increase (Decrease) in Net Assets Resulting from Operations	104,464,370	59,301,192

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,120,379)	(16,118,746)
Class B Shares	(57,103)	(326,779)
Class C Shares	(815,194)	(2,935,911)
Class I Shares	(17,633,649)	(24,133,460)
Class R3 Shares	(1,025,249)	(2,185,830)
Class R4 Shares	(339,423)	(535,872)
Class R5 Shares	(1,893,225)	(2,440,948)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(100,540,665)	64,047,983
Class B Shares	(17,635,969)	(22,207,742)
Class C Shares	(40,055,751)	(43,229,232)
Class I Shares	479,233,524	(326,092,244)
Class R3 Shares	34,129,445	(5,811,678)
Class R4 Shares	10,529,029	11,324,512
Class R5 Shares	60,623,632	21,262,560

Net Increase (Decrease) in Net Assets	501,863,393	(290,082,195)

NET ASSETS:
Beginning of Year	3,552,498,462	3,842,580,657

End of Year	$4,054,361,855	$3,552,498,462

Undistributed net investment income	$1,815,153	$1,871,097

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock(a)	$3,908,867,575	$3,906,467,575	$—	$2,400,000
Preferred Stock(a)	27,600,000	—	—	27,600,000
Corporate Bonds	48,399,660	—	48,399,660	—
Convertible Bonds	41,938,852	—	41,938,852	—
Short Term Investments	47,000,000	—	47,000,000	—

Total Investments in Securities	$4,073,806,087	$3,906,467,575	$137,338,512	$30,000,000

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(15,756,867)	$—	$(15,756,867)	$—

(a)	Industry classifications for Level 3 valuations consisted of $2,400,000 in Common Stock and $27,600,000 in Preferred Stock, both in Banks at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases(b)	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$30,000,000	$—	$—	$—	$—	$30,000,000

(a)	Level 3 Securities represent 0.74% of Total Net Assets at the year ended September 30, 2010.
(b)	Assets valued using Level 3 inputs comprised of purchases of unregistered stock during the year ended September 30, 2010.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends, if any, to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $576,336 for Class R3 shares, $138,710 for Class R4 Shares, and $288,253 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $78,214 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $26,809 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,919,655	$275,295,386	21,996,783	$495,137,300
Shares issued to shareholders in reinvestment of dividends	185,067	5,782,360	526,363	12,590,999
Shares repurchased	(12,535,727)	(381,632,085)	(20,767,504)	(443,715,236)
Redemption fees received*	—	13,674	—	34,920

Net Increase (Decrease)	(3,431,005)	$(100,540,665)	1,755,642	$64,047,983

Class B Shares
Shares sold	33,963	$1,007,852	123,500	$2,607,505
Shares issued to shareholders in reinvestment of dividends	1,560	46,442	12,305	270,413
Shares repurchased	(640,143)	(18,690,579)	(1,177,554)	(25,087,288)
Redemption fees received*	—	316	—	1,628

Net Increase (Decrease)	(604,620)	$(17,635,969)	(1,041,749)	$(22,207,742)

Class C Shares
Shares sold	1,160,118	$34,417,962	1,876,368	$41,683,603
Shares issued to shareholders in reinvestment of dividends	23,192	698,534	110,865	2,523,300
Shares repurchased	(2,561,879)	(75,176,179)	(4,196,286)	(87,447,481)
Redemption fees received*	—	3,932	—	11,346

Net Increase (Decrease)	(1,378,569)	$(40,055,751)	(2,209,053)	$(43,229,232)

Class I Shares
Shares sold	33,481,948	$1,049,288,699	22,175,103	$544,582,100
Shares issued to shareholders in reinvestment of dividends	436,183	13,744,602	780,762	18,926,149
Shares repurchased	(18,718,597)	(583,820,763)	(39,596,078)	(889,646,618)
Redemption fees received*	—	20,986	—	46,125

Net Increase (Decrease)	15,199,534	$479,233,524	(16,640,213)	$(326,092,244)

Class R3 Shares
Shares sold	3,017,720	$92,556,011	1,686,345	$39,658,963
Shares issued to shareholders in reinvestment of dividends	31,966	989,285	89,721	2,114,046
Shares repurchased	(1,927,763)	(59,417,965)	(2,071,335)	(47,589,434)
Redemption fees received*	—	2,114	—	4,747

Net Increase (Decrease)	1,121,923	$34,129,445	(295,269)	$(5,811,678)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	1,194,182	$37,191,449	808,447	$20,006,549
Shares issued to shareholders in reinvestment of dividends	9,282	288,552	18,317	442,047
Shares repurchased	(898,513)	(26,951,640)	(392,575)	(9,125,077)
Redemption fees received*	—	668	—	993

Net Increase (Decrease)	304,951	$10,529,029	434,189	$11,324,512

Class R5 Shares
Shares sold	3,281,252	$103,225,130	2,235,661	$55,055,512
Shares issued to shareholders in reinvestment of dividends	59,336	1,869,704	99,135	2,411,510
Shares repurchased	(1,440,353)	(44,473,586)	(1,587,441)	(36,208,743)
Redemption fees received*	—	2,384	—	4,281

Net Increase (Decrease)	1,900,235	$60,623,632	747,355	$21,262,560

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,297,887,462 and $2,762,149,653, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,205,776,427

Gross unrealized appreciation on a tax basis	$273,579,001
Gross unrealized depreciation on a tax basis	(405,549,341)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(131,970,340)

Distributable earnings – ordinary income (tax basis)	$1,182,245

At September 30, 2010, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $840,449. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

At September 30, 2010 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$527,267,206
2018	242,353,997

$769,621,203

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $17,101 and decreased net realized investment loss by $17,101. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses and the disposition of a partnership investment.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$28,884,222	$48,677,546
Capital gains	—	—

Total Distributions	$28,884,222	$48,677,546

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation		Unrealized Depreciation
Japanese Yen	Sell	18,875,000,000	11/24/2010	226,208,672		$—	$(15,312,460)
Japanese Yen	Sell	3,585,000,000	03/02/2011	43,026,155		—	(444,407)

Total					$		$(15,756,867)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(15,756,867)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(4,208,059)	$(4,208,059)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(15,756,867)	$(15,756,867)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58	1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(b)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52	1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(b)	$37.59	0.29	7.86	8.15	(0.27)	(1.30)	(1.57)	$44.17	0.70	1.27		1.27		1.27		22.23	79.29	$1,599,976
2006(b)	$32.79	0.35	4.76	5.11	(0.31)	—	(0.31)	$37.59	1.02	1.35		1.34		1.35		15.63	51.36	$1,121,720
Class B Shares
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74	2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (c)	(3.93)	(3.93)	$26.66	(0.28)	2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)	(1.30)	(1.32)	$42.36	(0.09)	2.07		2.07		2.07		21.26	79.29	$113,299
2006	$31.60	0.07	4.58	4.65	(0.08)	—	(0.08)	$36.17	0.21	2.15		2.14		2.15		14.71	51.36	$96,587
Class C Shares
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81	2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)	2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)	(1.30)	(1.33)	$42.82	(0.05)	2.03		2.03		2.03		21.29	79.29	$621,687
2006	$31.92	0.09	4.62	4.71	(0.08)	—	(0.08)	$36.55	0.27	2.09		2.09		2.09		14.77	51.36	$490,399
Class I Shares
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94	0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92	0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)	(1.30)	(1.71)	$44.80	1.05	0.93		0.92		0.93		22.62	79.29	$2,401,473
2006	$33.23	0.50	4.82	5.32	(0.44)	—	(0.44)	$38.11	1.41	0.98		0.97		0.98		16.10	51.36	$1,074,492
Class R3 Shares
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57	1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50	1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)	(1.30)	(1.56)	$43.94	0.63	1.35		1.35		1.63		22.11	79.29	$151,260
2006	$32.68	0.37	4.71	5.08	(0.33)	—	(0.33)	$37.43	1.05	1.36		1.35		1.69		15.60	51.36	$48,627
Class R4 Shares
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65	1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58	1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(d)	$41.00	0.20	3.12	3.32	(0.18)	—	(0.18)	$44.14	0.70 (e)	1.25	(e)	1.25	(e)	2.34	(e)	8.09	79.29	$7,038
Class R5 Shares
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93	0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92	0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)	(1.30)	(1.71)	$44.78	1.14	0.91		0.91		0.93		22.63	79.29	$106,906
2006	$33.22	0.24	5.07	5.31	(0.44)	—	(0.44)	$38.09	0.64	1.00		0.98		3.24		16.07	51.36	$10,483

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Effective date of this class of shares was February 1, 2007.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$936.50	$6.57
Hypothetical*	$1,000.00	$1,018.28	$6.85
Class B Shares
Actual	$1,000.00	$932.40	$10.65
Hypothetical*	$1,000.00	$1,014.05	$11.10
Class C Shares
Actual	$1,000.00	$932.90	$10.08
Hypothetical*	$1,000.00	$1,014.64	$10.51
Class I Shares
Actual	$1,000.00	$938.40	$4.55
Hypothetical*	$1,000.00	$1,020.37	$4.75
Class R3 Shares
Actual	$1,000.00	$936.30	$6.55
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R4 Shares
Actual	$1,000.00	$936.80	$6.07
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$938.10	$4.81
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.35%; B: 2.20%; C: 2.08%; I: 0.94%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	-1.44%	1.11%	0.85%	8.94%
B Shares (Incep: 4/3/00)	-2.71%	0.86%	0.65%	0.68%
C Shares (Incep: 10/2/95)	1.43%	1.28%	0.54%	8.43%
I Shares (Incep: 11/2/98)	3.62%	2.43%	1.72%	5.52%
R3 Shares (Incep: 7/1/03)	3.14%	2.00%	—	4.98%
R4 Shares (Incep: 2/1/07)	3.25%	—	—	-4.40%
R5 Shares (Incep: 2/1/05)	3.54%	2.40%	—	3.67%
S&P 500 Index (Since 10/2/95)	10.16%	0.64%	-0.43%	6.49%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Value Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Value Fund designates 98.42% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

97.16% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2010 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of large blend equity mutual funds selected by an independent mutual fund analyst firm, and relative to two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return in the most recent calendar year was higher relative to the category of large blend equity mutual funds and the two broad based securities indices, and further noted in this context that the Fund’s returns had exceeded the returns of the category and the two indices in the majority of the preceding nine calendar years. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns fell within the lowest quartile of the fund category for the three-month, year-to-date and one-year periods ended with the second quarter of the current year, but that the Fund’s returns fell above the median of the category for the three-year period and within the top decile of the category for the five-year period. The Trustees further noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark Standard & Poor’s 500 Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged to the Fund was somewhat higher than the median and average management fees for the group of mutual funds assembled by the analyst firm, that the overall expense ratio of the Fund was slightly higher than the median and comparable to the average expense ratios for the same group, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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40    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH077

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

TH2332

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10 percent in 2010.

S&P 500 Index Payout Ratio

Sources: Standard & Poor’s, beginning in 1999 (uses operating earnings); “Irrational Exuberance” by Robert J. Shiller, through 1998 (uses reported earnings).

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008, but the recent recession stalled dividend momentum.

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline & FactSet.

4    This page is not part of the Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a

Hypothetical $10,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet.

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio

Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	39%	67%
Utilities	30%	4%
Telecommunication Services	6%	4%
Consumer Discretionary	5%	7%
Consumer Staples	4%	2%
Energy	4%	6%
Health Care	4%	0%
Information Technology	4%	3%
Industrials	2%	7%
Materials	2%	0%

Source: FactSet, as of September 30, 2010

In the (large cap) Russell 1000 Index, 69% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 67% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape,

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields of Markets Around the Globe

Source: Bloomberg and Thornburg Investment Management, as of September 30, 2010; Includes all stocks in a given country with market capitalizations greater than $500mm USD to eliminate micro-cap stocks.

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Portfolio Overview

    Thornburg Investment Income Builder Fund

MANAGEMENT TEAM

Left to right:

Jason Brady, CFA, Brian McMahon, and Cliff Remily, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢

30-day SEC Yield as of September 30, 2010 (A Shares): 4.64%

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Equity Statistics
Portfolio P/E (12-mo. trailing)	10.4x
Median Market Cap	$8.4 B
Equity & Pref. Equity Holdings	74

Fixed Income Statistics
Weighted Average Coupon	7.5%
Average Maturity	14.03 yrs
Effective Duration	4.26 yrs
Bond Holdings	209

PORTFOLIO COMPOSITION

As of 9/30/10

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	12.08%	-1.23%	7.34%	11.68%
With sales charge	7.03%	-2.74%	6.36%	11.02%
Blended Index* (Since 12/24/02)	7.50%	-4.09%	2.85%	7.04%
S&P 500 Index (Since 12/24/02)	10.16%	-7.16%	0.64%	5.30%

* Blended Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Index

This page is not part of the Annual Report.    7

Portfolio Overview,

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/10

Telecommunication Services	17.5%
Energy	12.8%
Diversified Financials	10.0%
Utilities	8.0%
Banks	7.2%
Food, Beverage & Tobacco	6.4%
Real Estate	5.9%
Insurance	5.3%
Semiconductors & Semiconductor Equipment	3.5%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%

TOP TEN INDUSTRIES

As of 3/31/10

Utilities	11.8%
Telecommunication Services	11.6%
Energy	11.5%
Diversified Financials	10.3%
Banks	7.9%
Food, Beverage & Tobacco	6.1%
Real Estate	5.9%
Insurance	5.6%
Consumer Services	4.4%
Software & Services	3.3%

TOP TEN INDUSTRIES

As of 6/30/10

Telecommunication Services	16.0%
Energy	11.1%
Diversified Financials	10.0%
Utilities	9.7%
Banks	7.6%
Real Estate	6.7%
Insurance	5.7%
Food, Beverage & Tobacco	5.2%
Semiconductors & Semiconductor Equipment	3.7%
Consumer Services	3.2%

TOP TEN INDUSTRIES

As of 12/31/09

Energy	12.5%
Telecommunication Services	12.2%
Utilities	10.1%
Diversified Financials	9.0%
Banks	7.9%
Real Estate	5.8%
Insurance	5.1%
Consumer Services	4.9%
Food, Beverage & Tobacco	4.8%
Software & Services	3.8%

8    This page is not part of the Annual Report.

Thornburg Investment Income Builder Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 18, 2010

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the six- and twelve-month periods ended September 30, 2010.

Thornburg Investment Income Builder Fund paid dividends of $1.11 per Class A share in the twelve months ended September 30, 2010, up nearly 4% from the $1.07 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses. The net asset value (NAV) per Class A share increased during the period, from $17.38 to $18.31, giving a total return including dividends of 12.08% at NAV.

For the six-month period ended September 30, 2010, Thornburg Investment Income Builder paid dividends of 57¢ per Class A share, up 9% from 52.2¢ in the comparable prior year period. The NAV per Class A share declined from $18.36 to $18.31 during the six-month period. Changes in the seasonality of dividend payments and changes in the portfolio’s stock/bond mix influence the year-to-year comparison.

For the fiscal year ended September 30, 2010, Thornburg Investment Income Builder Fund outperformed the S&P 500 Index by 1.92%, and outperformed the Blended Index of 75% MSCI World Index/25% Barclays Capital Aggregate Bond Index by 4.58%.

For the three- and five-year time periods, and since inception, your Fund has significantly outperformed both indices, as noted on page seven of this booklet for Class A shares. Performance relative to indices for all share classes over various periods is set forth on page 46. Readers of this letter will remember the uncertain environment two years ago around September 30, 2008. This was approximately two weeks following the failure of Lehman Brothers, and near the beginning of “the great liquidation” of financial assets by an assortment of leveraged investors. We are pleased to report an average annual return of approximately 11.5% for Income Builder Class A shares in the subsequent two-year period ended September 30, 2010. This result exceeds those of the S&P 500 Index and the Blended Index by annual margins of approximately 10% and 7%, respectively.

While we recognize that every individual’s financial circumstances are subject to unforeseen change, we believe that shareholders of Thornburg Investment Income Builder Fund should have a multi-year investment horizon and try to avoid being shaken by the news of the moment. Owners of approximately 57 million shares of Thornburg Investment Income Builder Fund sold their shares at an average price of approximately $13.39 per share between October 1, 2008 and March 31, 2009. We have no idea how these investors redeployed the funds redeemed from Income Builder. The fact that the Fund achieved a price of $18.31 per share on September 30, 2010, and paid dividends totaling $2.18

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com. The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

10    Certified Annual Report

over the course of the last two fiscal years sets a relatively high bar for the opportunity cost of having sold the Fund shares, thus far.

As has been the case in most prior years since the inception of Thornburg Investment Income Builder, we do not expect to pay any capital gain distribution for 2010.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the year ended September 30, 2010, because this comprises 75%, and all of the equity portion, of our global performance benchmark:

1.	Nine sectors (information technology, materials, telecommunications, consumer discretionary, health care, industrials, utilities, energy, and consumer staples) showed positive total returns, with a range of +18.9% (consumer discretionary) to +0.5% (utilities).

2.	One sector (financials) showed a negative total return, -4.3%.

Relative to the index weightings, Investment Income Builder had a relatively large portfolio allocation in financials and telecommunication services firms, with weightings of 28.5% and 13.5%, respectively, including bonds.

Your Fund’s average return from its investments in the financials sector was greater than 14% for the fiscal year, well above the negative 4.3% performance of the equities in the financials sector of the MSCI World Index. Our investment choices in the financials sector ended up being the greatest driver of outperformance vis-à-vis the benchmark for the year ended September 30, 2010. Among the best contributing investments to portfolio performance from this sector were Swiss Re Capital 6.85% notes, convertible preferred stocks from Fifth Third Bancorp and Huntington Bancshares, business development company Apollo Investment, Australian property REIT Dexus Property Group, and corporate leveraged loan investor KKR Financial Holdings.

Your portfolio’s telecommunications equity investments delivered below-index average returns, in spite of their sizable dividends. Australian telecom incumbent Telstra, France Telecom, and Spain’s Telefónica each showed negative total returns for the year. Strong positive performances by Vodafone, CenturyLink and Qwest Communications, combined with workmanlike contributions from the portfolio’s telecom bonds, offset these negative performances. The offset was insufficient to catch up with the index returns from this sector. Investment Income Builder continues to have a large weighting in cash-generative telecommunication service providers.

Your portfolio’s underweighting in consumer staples and consumer discretionary stocks was a drag on relative performance, although McDonald’s and Philip Morris were both strong contributors to portfolio performance. A timely switch from BP to global deepwater driller Seadrill supported Income Builder’s above-index performance in the energy sector, and a strong contribution from Dominion Resources buttressed the Fund’s contribution from the relatively sluggish utility sector. Your Fund had relatively few investments in two of the best performing sectors of the MSCI World Index, materials and industrials, due to the fact that firms in these sectors tend to pay low dividends. This under-allocation, which we expect to persist, created a performance headwind that we were able to overcome with our investments in other areas. International airport operator MAp Airports and Australian internet company Seek Ltd. were top Income Builder performers from the industrial sector.

Certified Annual Report    11

Letter to Shareholders,

Continued

Investment Income Builder had relatively few portfolio assets with negative performance during the year ended September 30th. Among these, Greek lottery operator OPAP suffered from the economic gloom in its home market, and German utilities RWE and E.ON both suffered from expectations of high gas input prices, low power demand, and additional tax burdens.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays Index. This was not harmful, as both the relative and absolute performance of corporate bonds was good during the period under review. Readers of this letter who are longtime shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. We rebuilt the bond portfolio at low prices and attractive yields during the chaotic period from mid-2008 to mid-2009. Investment Income Builder’s portfolio weighting in cash and interest-bearing debt declined from approximately 41% at September 30, 2009, to 31% at September 30, 2010, mostly because we invested a substantial majority of cash flows from portfolio income and new share sales in dividend-paying stocks over the course of the fiscal year. In general, your Fund’s debt investments have performed well.

As of September 30, 2010, the Fund portfolio included more than 200 bonds and hybrid securities, with an average cost of approximately 84% of the maturity value of these bonds. On average, secondary market prices of these bonds increased by around 5% of maturity value during the fiscal year and their aggregate market value on September 30, 2010 was approximately equal to the sum of their maturity values.

In the fiscal year ended September 30, 2010, approximately 66% of Income Builder’s income was derived from stock dividends, with the remaining 34% coming from interest. At September 30, 2010, domestic stocks, including preferred stocks, comprise around 32% of the portfolio, foreign stocks around 37%, and cash and interest-bearing investments 31%.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly over the last two years. We have attempted to “weed” the portfolio of firms suffering significant business setbacks. Some firms that we continued to hold elected to pay down debt or retain more cash to increase flexibility. Other firms that had the ability to pay increased dividends, lacked the willingness to do so.

In general, the sustainability of dividends from your portfolio holdings has exceeded that of most major index portfolios, which typically showed annual declines exceeding 20% during 2009. In the first nine months of 2010, companies in the S&P 500 Index paid dividends totaling $151 billion. This figure is 3% higher than the $147 billion paid during the comparable period of 2009, but more than 18% lower than $185 billion paid in the comparable period of 2008. The general scarcity of growing dividends and the reduced yields now available from bond investments restricts our ability to increase the Fund’s dividend at the rates observed between 2003 and 2008. We will do our best in a challenging environment.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings, and the opposite could occur if the economy doesn’t recover.

12    Certified Annual Report

On average, the 60-plus companies in the equity portion of the Income Builder portfolio are expected to grow revenues in 2010 and 2011. We currently expect the weighted average earnings per share of these companies to increase by more than 10% in 2010. For 2011, average earnings of the equities held in the Income Builder portfolio are expected to grow by slightly more than 7%. We expect dividends from the average equity held in the Income Builder portfolio to be slightly positive in 2010 vs. 2009, though there is unusually high variation respecting dividend growth among the individual firms.

Over the last seven years, the annual dividends paid by Thornburg Investment Income Builder from net investment income have increased at an average annual rate of 10.5%, from 55¢ per Class A share for the year ended September 30, 2004, to $1.11 for the fiscal year just ended. Over time, higher income dividends are their own reward, so long as an investment portfolio that powers them remains in place. While the market prices of most Income Builder investments have appreciated modestly over the last year, we believe that the income generators in your portfolio have considerable intrinsic value, especially in an environment where there is a noticeable shortage of visible investment income.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Jason Brady, CFA	Cliff Remily, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2010

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Telecommunication Services	17.5%	Retailing	0.7%
Energy	12.7%	Capital Goods	0.6%
Diversified Financials	10.0%	Technology Hardware & Equipment	0.3%
Utilities	8.0%	Health Care Equipment & Services	0.2%
Banks	7.2%	Consumer Durables & Apparel	0.2%
Food, Beverage & Tobacco	6.4%	Industrials	0.2%
Real Estate	5.9%	Automobiles & Components	0.1%
Insurance	5.3%	Commercial & Professional Services	0.1%
Semiconductors & Semiconductor Equipment	3.5%	Other Non-Classified Securities:
Pharmaceuticals, Biotechnology & Life Sciences	3.4%	Exchange Traded Funds	0.9%
Software & Services	3.2%	Other Securities	0.4%
Consumer Services	3.2%	Asset Backed Securities	0.3%
Transportation	2.6%	U.S. Government Agencies	0.2%
Materials	2.2%	Municipal Bonds *	0.0%
Food & Staples Retailing	1.2%	Other Assets & Cash Equivalents	1.4%
Media	1.1%
Miscellaneous	0.8%

*	Percentage was less than 0.1%.

TOP TEN EQUITY HOLDINGS

As of 9/30/10

Total SA	2.7%	Coca Cola Co.	2.2%
Telefonica SA	2.5%	Philip Morris	2.1%
Telstra Corp. Ltd.	2.4%	Koninklijke KPN N.V.	2.0%
Eni S.p.A.	2.4%	Seadrill Ltd.	2.0%
Enel S.p.A.	2.4%	Vodafone Group plc	1.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10

United States	54.4%	Luxembourg	0.9%
Australia	7.0%	Greece	0.9%
Italy	5.3%	Brazil	0.9%
France	5.2%	Singapore	0.6%
Spain	3.1%	Bermuda	0.5%
Netherlands	2.9%	Cayman Islands	0.3%
United Kingdom	2.5%	Germany	0.3%
Norway	2.4%	Malaysia	0.3%
Switzerland	2.3%	South Africa	0.3%
China	2.0%	South Korea	0.3%
Canada	1.9%	Russia	0.2%
Taiwan	1.7%	Indonesia	0.1%
Mexico	1.2%	Trinidad and Tobago	0.1%
Hong Kong	1.0%	Other Assets & Cash Equivalents	1.4%

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 64.65%

BANKS — 2.64%
COMMERCIAL BANKS — 2.64%
Banque Cantonale Vaudoise	55,100	$28,232,687
Intesa Sanpaolo	12,296,800	31,666,471
Liechtensteinische Landesbank AG	1,066,600	71,747,072
St. Galler Kantonalbank	55,382	25,700,089

		157,346,319

CONSUMER SERVICES — 3.02%
HOTELS, RESTAURANTS & LEISURE — 3.02%
Berjaya Sports Toto Berhad	14,600,000	19,674,765
McDonald’s Corp.	1,461,500	108,896,365
OPAP SA	3,251,254	51,414,367

		179,985,497

DIVERSIFIED FINANCIALS — 6.01%
CAPITAL MARKETS — 4.00%
AllianceBernstein Holdings LP	809,508	21,379,106
Apollo Investment Corp.	8,579,600	87,769,308
Ares Capital Corp.	4,515,393	70,665,900
Man Group plc.	5,247,500	18,061,059
Solar Capital Ltd.	1,901,000	40,776,450
DIVERSIFIED FINANCIAL SERVICES — 2.01%
Bolsas y Mercados Espanoles	885,600	23,675,045
Hong Kong Exchanges & Clearing Ltd.	2,017,300	39,727,980
KKR Financial Holdings, LLC	6,450,000	56,631,000

		358,685,848

ENERGY — 8.17%
ENERGY EQUIPMENT & SERVICES — 1.96%
Seadrill Ltd.	4,037,294	116,633,014
OIL, GAS & CONSUMABLE FUELS — 6.21%
Canadian Oil Sands Trust	2,780,400	68,800,645
Eni S.p.A.	6,599,900	142,427,509
Total SA	3,092,900	159,400,885

		487,262,053

FOOD & STAPLES RETAILING — 0.95%
FOOD & STAPLES RETAILING — 0.95%
Sysco Corp.	1,985,500	56,626,460

		56,626,460

FOOD, BEVERAGE & TOBACCO — 5.84%
BEVERAGES — 2.16%
Coca Cola Co.	2,198,900	128,679,628
FOOD PRODUCTS — 0.49%
Marine Harvest	33,299,000	29,017,688
TOBACCO — 3.19%
Lorillard, Inc.	799,100	64,175,721
Philip Morris	2,255,700	126,364,314

		348,237,351

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
INSURANCE — 0.61%
INSURANCE — 0.61%
Scor SE	1,000,000	$23,897,778
Zurich Financial Services AG	52,400	12,280,792

		36,178,570

MATERIALS — 1.30%
METALS & MINING — 1.30%
Impala Platinum Holdings Ltd.	665,900	17,196,227
Southern Copper Corp.	1,713,300	60,171,096

		77,367,323

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.32%
PHARMACEUTICALS — 3.32%
Eli Lilly & Co.	2,634,100	96,223,673
Pfizer, Inc.	5,934,600	101,897,082

		198,120,755

REAL ESTATE — 5.46%
REAL ESTATE INVESTMENT TRUSTS — 5.32%
Annaly Capital Management, Inc.	4,167,200	73,342,720
Anworth Mtg Asset Corp.	3,067,800	21,873,414
Chimera Investment Corp.	14,242,600	56,258,270
Dexus Property Group	78,947,249	65,242,003
[a]Invesco Mortgage Capital, Inc.	1,915,165	41,214,351
MFA Financial, Inc.	7,800,500	59,517,815
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.14%
Hopewell Holdings Ltd.	2,598,500	8,422,933

		325,871,506

RETAILING — 0.51%
MULTILINE RETAIL — 0.51%
David Jones Ltd.	6,324,700	30,443,420

		30,443,420

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.30%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.30%
Intel Corp.	4,922,200	94,653,906
Mediatek, Inc.	1,621,235	22,781,306
Taiwan Semiconductor Manufacturing Co. Ltd.	40,000,000	79,381,591

		196,816,803

SOFTWARE & SERVICES — 2.81%
INFORMATION TECHNOLOGY SERVICES — 0.94%
Paychex, Inc.	2,032,700	55,878,923
SOFTWARE — 1.87%
Microsoft Corp.	4,557,000	111,600,930

		167,479,853

TELECOMMUNICATION SERVICES — 15.03%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.11%
CenturyLink, Inc.	750,000	29,595,000
France Telecom SA	4,791,700	103,536,741

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
Koninklijke KPN N.V.	7,901,900	$122,211,377
Qwest Communications International, Inc.	11,950,000	74,926,500
Singapore Telecommunications Ltd.	16,052,700	38,450,312
Telefonica SA	5,993,074	148,409,140
Telstra Corp. Ltd.	57,500,000	145,610,706
WIRELESS TELECOMMUNICATION SERVICES — 3.92%
China Mobile Ltd.	11,151,207	114,259,324
SK Telecom Co. Ltd.	24,000	3,609,735
Vodafone Group plc	46,977,100	115,933,985

		896,542,820

TRANSPORTATION — 1.39%
TRANSPORTATION INFRASTRUCTURE — 1.39%
Hopewell Highway	15,722,341	12,178,515
MAp Airports	25,090,909	70,814,699

		82,993,214

UTILITIES — 4.29%
ELECTRIC UTILITIES — 2.98%
E.ON AG	700,000	20,640,973
Enel S.p.A.	26,607,100	141,824,057
Entergy Corp.	200,000	15,306,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.26%
Algonquin Power & Utilities Corp.	2,592,100	11,538,360
Algonquin Power & Utilities Corp.	900,000	4,006,220
MULTI-UTILITIES — 1.05%
Dominion Resources, Inc.	1,435,700	62,682,662

		255,998,272

TOTAL COMMON STOCK (Cost $3,692,395,105)		3,855,956,064

PREFERRED STOCK — 4.36%
BANKS — 2.94%
COMMERCIAL BANKS — 2.94%
Barclays Bank plc Pfd, 7.10%	200,000	4,980,000
Fifth Third Bancorp Pfd, 8.50%	485,000	62,375,850
First Tennessee Bank Pfd, 3.75%	12,000	7,781,250
Huntington Bancshares Pfd, 8.50%	95,087	100,316,785

		175,453,885

DIVERSIFIED FINANCIALS — 0.42%
CAPITAL MARKETS — 0.04%
Morgan Stanley Pfd, 4.00%	120,000	2,403,600
DIVERSIFIED FINANCIAL SERVICES — 0.38%
Bank of America Corp. Pfd, 3.00%	420,000	6,959,400
Citigroup Capital XII Pfd, 8.50%	600,000	15,846,000

		25,209,000

INSURANCE — 0.06%
INSURANCE — 0.06%
Hartford Financial Services Group Pfd, 7.25%	150,000	3,558,000

		3,558,000

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
MISCELLANEOUS — 0.16%
U.S. GOVERNMENT AGENCIES — 0.16%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	$9,357,187

		9,357,187

REAL ESTATE — 0.26%
REAL ESTATE INVESTMENT TRUSTS — 0.26%
Sovereign REIT Pfd, 12.00%	4,000	4,650,000
Alexandria Real Estate Pfd, 7.00%	463,500	10,845,900

		15,495,900

TECHNOLOGY HARDWARE & EQUIPMENT — 0.25%
COMMUNICATIONS EQUIPMENT — 0.25%
Lucent Technologies Capital Trust I Pfd, 7.75%	18,000	14,580,000

		14,580,000

TELECOMMUNICATION SERVICES — 0.27%
WIRELESS TELECOMMUNICATION SERVICES — 0.27%
[b]Centaur Funding Corp. Pfd, 9.08%	15,000	16,340,625

		16,340,625

TOTAL PREFERRED STOCK (Cost $220,425,510)		259,994,597

EXCHANGE TRADED FUNDS — 0.94%
iShares High Yield Corporate Bond	625,000	56,056,250

TOTAL EXCHANGE TRADED FUNDS (Cost $46,047,908)		56,056,250

ASSET BACKED SECURITIES — 0.35%
BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.858%, 2/25/2035	$10,381,183	1,468,738
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.516%, 3/25/2035	9,733,337	1,486,825

		2,955,563

DIVERSIFIED FINANCIALS — 0.09%
CAPITAL MARKETS — 0.05%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.806%, 8/25/2033	631,165	215,506
Merrill Lynch Mtg Investors Trust, 2.786%, 8/25/2034	6,338,479	2,860,651
DIVERSIFIED FINANCIAL SERVICES — 0.04%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.751%, 12/20/2036	3,275,375	320,703
Banc of America Mtg Securities Series 2005-A Class B1, 3.531%, 2/25/2035	5,281,739	649,797
Citigroup Mtg Loan Trust, Inc., 4.092%, 3/25/2034	1,586,924	743,126
Structured Asset Security Corp. Series 2002-27A Class B1, 2.549%, 1/25/2033	2,783,714	754,602

		5,544,385

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.06%
PHARMACEUTICALS — 0.06%
[b]QHP PhaRMA, 10.25%, 3/15/2015	3,375,614	3,450,788

		3,450,788

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.15%
AIRLINES — 0.15%
[b]American Airlines Depositor Corp., 8.00%, 10/5/2010	$8,700,000	$8,695,476

		8,695,476

TOTAL ASSET BACKED SECURITIES (Cost $48,378,840)		20,646,212

CORPORATE BONDS — 21.90%
AUTOMOBILES & COMPONENTS — 0.15%
AUTOMOBILES — 0.15%
[b]American Honda Finance, 7.625%, 10/1/2018	7,000,000	8,863,001

		8,863,001

BANKS — 1.65%
COMMERCIAL BANKS — 1.65%
[b,c]Alfa Diversified, 2.292%, 3/15/2012	2,625,000	2,573,287
[b,c]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,270,000
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	3,011,027
[b,c]Groupe BPCE, 12.50%, 8/29/2049	19,011,000	21,883,182
[b,c,d,e,f] Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	6,250
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,612,343
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	10,621,900
[b]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,730,490
Provident Bank MD, 9.50%, 5/1/2018	5,600,000	6,113,733
[c]Shinhan Bank, 6.819%, 9/20/2036	900,000	912,662
Silicon Valley Bank, 6.05%, 6/1/2017	26,713,000	28,152,350
Webster Capital Trust IV, 7.65%, 6/15/2037	1,950,000	1,616,772
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,593,750
Zions Bancorp, 7.75%, 9/23/2014	3,000,000	3,178,791

		98,276,537

CAPITAL GOODS — 0.55%
INDUSTRIAL CONGLOMERATES — 0.30%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	18,190,000
TRADING COMPANIES & DISTRIBUTORS — 0.25%
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	5,000,000
[b]International Lease Finance Corp. E-Capital Trust I, 5.90%, 12/21/2065	15,000,000	9,825,000

		33,015,000

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
COMMERCIAL SERVICES & SUPPLIES — 0.01%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	514,450

		514,450

CONSUMER DURABLES & APPAREL — 0.19%
HOUSEHOLD DURABLES — 0.19%
[b]Corporativo Javer SA, 13.00%, 8/4/2014	$10,000,000	11,400,000

		11,400,000

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 0.13%
HOTELS, RESTAURANTS & LEISURE — 0.13%
[b]CKE Restaurants, Inc., 11.375%, 7/15/2018	$4,000,000	$4,100,000
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	3,560,000	3,468,508

		7,568,508

DIVERSIFIED FINANCIALS — 1.78%
CAPITAL MARKETS — 0.14%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,471,528
CONSUMER FINANCE — 0.81%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,502,980
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	6,368,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,000,000	27,408,800
SLM Corp., 4.00%, 7/25/2014	2,000,000	1,719,960
SLM Corp. LIBOR Floating Rate Note, 0.798%, 1/27/2014	5,000,000	4,318,940
[b]TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,728,125
DIVERSIFIED FINANCIAL SERVICES — 0.83%
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,877,900
[c]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,227,812
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	16,074,450
[c]Korea Development Bank, 5.30%, 1/17/2013	800,000	854,278
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,165,410
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,160,075
[b]SquareTwo Financial Corp., 11.625%, 4/1/2017	4,000,000	3,560,000

		106,438,258

ENERGY — 4.22%
ENERGY EQUIPMENT & SERVICES — 0.42%
[b]Calfrac Holdings LP, 7.75%, 2/15/2015	8,500,000	8,585,000
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,435,737
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,180,972
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	877,500
OIL, GAS & CONSUMABLE FUELS — 3.80%
[b]Bumi Capital PTE, Ltd., 12.00%, 11/10/2016	3,000,000	3,217,500
Cloud Peak Energy Resources, 8.25%, 12/15/2017	8,000,000	8,450,000
[b]DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	6,653,350
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	13,295,470
[b]Enogex LLC, 6.875%, 7/15/2014	2,000,000	2,247,554
[b]Enogex LLC, 6.25%, 3/15/2020	2,500,000	2,809,573
Enterprise Products Operating LP, 7.034%, 1/15/2068	22,880,000	22,765,600
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,000,000	4,898,632
[b]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,340,000
[b,c,e,f]Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	13,007,500
[b]GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,761,180
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	9,750,000	12,695,465
[b] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	7,203,000	7,863,803
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,351,990
[b]Niska Gas Storage, 8.875%, 3/15/2018	8,739,000	9,350,730
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	21,851,334
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,199,884
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,374,608
[b,c]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,900,000

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b,c]Petroplus Finance Ltd., 6.75%, 5/1/2014	$4,000,000	$3,660,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	1,050,000
[b,d]RAAM Global Energy Co., 12.50%, 10/1/2015	12,000,000	12,240,000
Southern Union Co., 7.20%, 11/1/2066	26,020,000	23,483,050
Teppco Partners LP, 7.00%, 6/1/2067	6,500,000	6,142,500
[b,d]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,729,056	7,856,151
[b]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	9,409,304

		251,954,387

FOOD & STAPLES RETAILING — 0.18%
FOOD & STAPLES RETAILING — 0.18%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,591,250
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,193,750

		10,785,000

FOOD, BEVERAGE & TOBACCO — 0.49%
BEVERAGES — 0.05%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,000,000	3,166,656
TOBACCO — 0.44%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,789,788
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	14,551,222
[b,c]B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,798,280

		29,305,946

HEALTH CARE EQUIPMENT & SERVICES — 0.21%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.07%
[b]Alere, Inc., 8.625%, 10/1/2018	4,000,000	4,060,000
HEALTH CARE TECHNOLOGY — 0.14%
[b]Merge Healthcare, Inc., 11.75%, 5/1/2015	8,000,000	8,180,000

		12,240,000

INDUSTRIALS — 0.16%
CAPITAL GOODS — 0.16%
Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	9,000,000	9,225,000

		9,225,000

INSURANCE — 4.37%
INSURANCE — 4.37%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	945,000
Hartford Financial Services Group, 8.125%, 6/15/2038	24,650,000	24,896,500
[b]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,051,217
[b]Metlife Capital Trust X, 9.25%, 4/8/2068	24,000,000	28,320,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,825,852
[b]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,431,120
Northwind Holdings, LLC Series 2007-1A Class A1, 1.077%, 12/1/2037	5,666,018	4,312,916
[b,c]Oil Insurance Ltd., 7.558%, 12/29/2049	4,000,000	3,547,240
[b]Pacific Life Global Funding CPI Floating Rate Note, 3.23%, 2/6/2016	2,000,000	1,958,840
[b]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,703,840
[b,c]QBE Insurance Group Ltd., 5.647%, 7/1/2023	10,613,000	9,925,426
SCOR SE, 6.154%, 7/29/2049	3,550,000	4,162,003
[b]Swiss Re Capital I, LP, 6.854%, 5/29/2049	148,865,000	138,614,901
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,376,655
[b]ZFS Finance USA Trust II, 6.45%, 12/15/2065	14,198,000	13,488,100

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b]ZFS Finance USA Trust V, 6.50%, 5/9/2037	$1,260,000	$1,171,800

		260,731,410

MATERIALS — 0.94%
CONSTRUCTION MATERIALS — 0.27%
[b,c]C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,316,244
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,469,888
CONTAINERS & PACKAGING — 0.03%
[b]Plastipak Holdings, Inc., 10.625%, 8/15/2019	1,750,000	1,942,500
METALS & MINING — 0.64%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	3,000,000	3,625,713
[b,c]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,309,123
[b,c]Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	4,200,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	8,000,000	8,560,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,542,181
Freeport-McMoRan Corp., 6.125%, 3/15/2034	4,500,000	4,410,464
[b]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,796,250

		56,172,363

MEDIA — 0.64%
MEDIA — 0.64%
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,464,310
DIRECTV Holdings LLC, 6.375%, 6/15/2015	5,100,000	5,278,500
DIRECTV Holdings LLC, 7.625%, 5/15/2016	3,000,000	3,345,000
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	18,488,316
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,773,804

		38,349,930

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.05%
BIOTECHNOLOGY — 0.05%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 2.903%, 2/1/2014	3,000,000	2,995,050

		2,995,050

RETAILING — 0.19%
INTERNET & CATALOG RETAIL — 0.03%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,642,500
MULTILINE RETAIL — 0.03%
[c]Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,186,595
SPECIALTY RETAIL — 0.13%
[b]Ace Hardware Corp., 9.125%, 6/1/2016	3,000,000	3,202,500
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,473,532

		11,505,127

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.25%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.25%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	11,470,920
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,132,368
National Semiconductor Corp., 6.60%, 6/15/2017	1,000,000	1,165,654

		14,768,942

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.22%
INTERNET SOFTWARE & SERVICES — 0.18%
[b]SSI Investments II/SSI Co-Issuer LLC, 11.125%, 6/1/2018	$3,000,000	$3,292,500
[d]Yahoo! Inc., 6.65%, 8/10/2026	7,274,466	7,521,798
SOFTWARE — 0.04%
[b]Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,077,500

		12,891,798

TECHNOLOGY HARDWARE & EQUIPMENT — 0.10%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.10%
Corning, Inc., 6.05%, 6/15/2015	6,000,000	6,042,378

		6,042,378

TELECOMMUNICATION SERVICES — 1.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.45%
[c]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	36,616,616
[c]Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,520,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	10,000,000	9,400,000
[c]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,521,580
[b,c]Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,840	9,179,163
[b,c]Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,905,000
Windstream Corp., 8.125%, 8/1/2013	10,800,000	11,718,000
[b]Zayo Group LLC, 10.25%, 3/15/2017	5,500,000	5,775,000
WIRELESS TELECOMMUNICATION SERVICES — 0.04%
[b,c]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,330,000

		88,965,359

TRANSPORTATION — 0.37%
AIRLINES — 0.24%
[b,c]Air Canada, 9.25%, 8/1/2015	9,000,000	9,090,000
American Airlines, Inc., 13.00%, 8/1/2016	4,343,977	5,136,753
MARINE — 0.13%
Commercial Barge Line Co., 12.50%, 7/15/2017	5,000,000	5,500,000
United Maritime LLC, 11.75%, 6/15/2015	2,500,000	2,506,250

		22,233,003

UTILITIES — 3.56%
ELECTRIC UTILITIES — 1.79%
Alabama Power Capital Trust V, 3.633%, 10/1/2042	4,000,000	4,000,000
Aquila, Inc., 7.95%, 2/1/2011	3,000,000	3,063,549
Arizona Public Service Co., 5.50%, 9/1/2035	4,000,000	4,088,480
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,539,726
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,594,363
[b,c]Enel Finance International S.A., 6.25%, 9/15/2017	38,000,000	43,096,712
Entergy Gulf States Louisiana LLC, 6.00%, 5/1/2018	8,000,000	9,252,672
[b]Great River Energy, 5.829%, 7/1/2017	1,872,755	2,101,288
[b,c]Listrindo Capital BV, 9.25%, 1/29/2015	2,750,000	3,119,462
[b]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,350,202

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b]Texas-New Mexico Power, 9.50%, 4/1/2019	$19,000,000	$24,983,898
GAS UTILITIES — 0.19%
Ferrellgas LP, 9.125%, 10/1/2017	1,000,000	1,083,750
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	10,263,922
MULTI-UTILITIES — 1.58%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,699,430
Amerenenergy Generating, 7.00%, 4/15/2018	9,050,000	9,093,223
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,331,280
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	20,063,968
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	13,444,400
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,194,940
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,804,779
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,404,888
Union Electric Co., 6.70%, 2/1/2019	2,500,000	3,039,443

		212,614,375

TOTAL CORPORATE BONDS (Cost $1,061,256,163)		1,306,855,822

CONVERTIBLE BONDS — 3.23%
COMMERCIAL & PROFESSIONAL SERVICES — 0.06%
COMMERCIAL SERVICES & SUPPLIES — 0.06%
Covanta Holding Corp., 1.00%, 2/1/2027	4,000,000	3,865,000

		3,865,000

DIVERSIFIED FINANCIALS — 1.52%
DIVERSIFIED FINANCIAL SERVICES — 1.52%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	61,600,000	63,063,000
KKR Financial Holdings LLC, 7.50%, 1/15/2017	21,750,000	27,595,312

		90,658,312

ENERGY — 0.29%
ENERGY EQUIPMENT & SERVICES — 0.14%
Global Industries Ltd., 2.75%, 8/1/2027	5,000,000	3,518,750
SESI, LLC, 1.50%, 12/15/2026	5,000,000	4,843,750
OIL, GAS & CONSUMABLE FUELS — 0.15%
Chesapeake Energy Corp., 2.25%, 12/15/2038	11,500,000	8,840,625

		17,203,125

MEDIA — 0.34%
MEDIA — 0.34%
[b]Central European Media, 3.50%, 3/15/2013	19,011,000	16,301,932
Live Nation Entertainment, Inc., 2.875%, 7/15/2027	5,000,000	4,275,000

		20,576,932

REAL ESTATE — 0.19%
REAL ESTATE INVESTMENT TRUSTS — 0.19%
[b]Extra Space Storage LP, 3.625%, 4/1/2027	10,000,000	9,750,000
Washington REIT, 3.875%, 9/15/2026	1,470,000	1,508,588

		11,258,588

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.18%
SOFTWARE — 0.18%
[b,c]Telvent Git SA, 5.50%, 4/15/2015	$10,500,000	$10,552,500

		10,552,500

TELECOMMUNICATION SERVICES — 0.65%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.19%
Global Crossing Ltd., 5.00%, 5/15/2011	9,250,000	9,273,125
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	1,782,500
Level 3 Communications, Inc., 6.50%, 10/1/2016	500,000	511,250
WIRELESS TELECOMMUNICATION SERVICES — 0.46%
NII Holdings, 3.125%, 6/15/2012	28,000,000	27,160,000

		38,726,875

TOTAL CONVERTIBLE BONDS (Cost $171,426,904)		192,841,332

MUNICIPAL BONDS — 0.03%
Victor New York, 9.20%, 5/1/2014	1,445,000	1,514,057

TOTAL MUNICIPAL BONDS (Cost $1,501,223)		1,514,057

U.S. GOVERNMENT AGENCIES — 0.21%
[b]Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,372,254
Federal National Mtg Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	4,245,765	4,379,345

TOTAL U.S. GOVERNMENT AGENCIES (Cost $10,984,557)		12,751,599

FOREIGN BONDS — 2.49%
CONSUMER SERVICES — 0.01%
HOTELS, RESTAURANTS & LEISURE — 0.01%
[e,f]FU JI Food and Catering (HKD), 0%, 10/18/2010	17,500,000	679,998

		679,998

DIVERSIFIED FINANCIALS — 0.27%
CAPITAL MARKETS — 0.18%
Morgan Stanley (AUD), 5.08%, 3/1/2013	4,000,000	3,707,182
Morgan Stanley (BRL), 10.09%, 5/3/2017	12,560,000	7,096,548
CONSUMER FINANCE — 0.02%
SLM Corp. (AUD), 6.00%, 12/15/2010	1,000,000	960,224
DIVERSIFIED FINANCIAL SERVICES — 0.07%
[d]Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,687,943

		15,451,897

FOOD & STAPLES RETAILING — 0.03%
FOOD & STAPLES RETAILING — 0.03%
Wesfarmers Ltd. (AUD), 7.427%, 9/11/2014	2,000,000	1,980,048

		1,980,048

FOOD, BEVERAGE & TOBACCO — 0.08%
BEVERAGES — 0.08%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,487,181

		4,487,181

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
INSURANCE — 0.23%
INSURANCE — 0.23%
ELM BV (AUD), 7.635%, 12/31/2049	$10,500,000	$7,979,573
ELM BV (AUD), 6.125%, 12/27/2049	8,000,000	5,715,092

		13,694,665

MEDIA — 0.10%
MEDIA — 0.10%
[b]Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,060,881
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	3,962,169

		6,023,050

MISCELLANEOUS — 0.65%
MISCELLANEOUS — 0.65%
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	8,500,000	9,040,361
Regional Muni of York (CAD), 5.00%, 4/29/2019	4,500,000	4,799,767
Republic of Brazil (BRL), 12.50%, 1/5/2016	15,750,000	10,728,059
Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	14,509,456

		39,077,643

TELECOMMUNICATION SERVICES — 0.08%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.08%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	3,000,000	4,539,623

		4,539,623

TRANSPORTATION — 0.86%
TRANSPORTATION INFRASTRUCTURE — 0.86%
Southern Cross Air Corp. (AUD), 6.64%, 12/20/2016	55,833,500	51,537,387

		51,537,387

UTILITIES — 0.18%
MULTI-UTILITIES — 0.18%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	10,854,505

		10,854,505

TOTAL FOREIGN BONDS (Cost $119,392,993)		148,325,997

OTHER SECURITIES — 0.42%
LOAN PARTICIPATIONS — 0.42%
Crown Castle Operating Co., 1.816%, 3/6/2014	2,946,701	2,874,271
Mylan Laboratories, Inc., 3.813%, 10/2/2014	3,912,363	3,900,352
Mylan Laboratories, Inc., 3.563%, 10/2/2014	1,775,274	1,769,824
Texas Comp Electric Holdings LLC, 4.066%, 10/10/2014	4,212,855	3,271,366
Texas Comp Electric Holdings LLC, 3.758%, 10/10/2014	13,681,818	10,583,707
Texas Comp Electric Holdings LLC, 4.033%, 10/31/2014	70,707	54,696
Texas Comp Electric Holdings LLC, 4.033%, 10/10/2014	40,404	31,375
Texas Comp Electric Holdings LLC, 3.758%, 5/10/2014	661,603	513,748
Texas Comp Electric Holdings, LLC, 3.758%, 10/10/2014	2,943,723	2,285,860

TOTAL OTHER SECURITIES (Cost $25,447,947)		25,285,199

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.03%
Atmos Energy Corp., 0.29%, 10/1/2010	$30,500,000	$30,500,000
Kinder Morgan Energy, 0.50%, 10/1/2010	40,450,000	40,450,000
Pepco Holdings, Inc., 0.50%, 10/1/2010	50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $120,950,000)		120,950,000

TOTAL INVESTMENTS — 100.61% (Cost $5,518,207,150)		$6,001,177,129
LIABILITIES NET OF OTHER ASSETS — (0.61)%		(36,540,254)

NET ASSETS — 100.00%		$5,964,636,875

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2009	Gross Additions	Gross Reductions	Shares/Principal September 30, 2010	Market Value September 30, 2010	Investment Income
Invesco Mortgage Capital, Inc.	1,223,112	772,869	80,816	1,915,165	$41,214,351	$6,852,707

Total non-controlled affiliated issuers – 0.69% of net assets					$41,214,351	$6,852,707

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $616,683,542, representing 10.33% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
e	Bond in default.
f	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    27

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2010

ASSETS
Investments at value
Non-affiliated issuers (cost $5,478,638,104) (Note 2)	$5,959,962,778
Non-controlled affiliated issuers (cost $39,569,046) (Note 2)	41,214,351
Cash	680,942
Cash denominated in foreign currency (cost $21,228,072)	21,783,062
Receivable for investments sold	9,225,409
Receivable for fund shares sold	47,092,956
Dividends receivable	21,748,099
Dividend and interest reclaim receivable	2,698,221
Interest receivable	31,039,785
Prepaid expenses and other assets	32,030

Total Assets	6,135,477,633

LIABILITIES
Payable for securities purchased	122,594,986
Payable for fund shares redeemed	6,987,017
Unrealized depreciation on forward currency contracts (Note 7)	29,328,863
Payable to investment advisor and other affiliates (Note 3)	5,612,920
Accounts payable and accrued expenses	1,939,680
Dividends payable	4,377,292

Total Liabilities	170,840,758

NET ASSETS	$5,964,636,875

NET ASSETS CONSIST OF:
Undistributed net investment income	$29,915,619
Net unrealized appreciation on investments	454,341,452
Accumulated net realized gain (loss)	(797,443,422)
Net capital paid in on shares of beneficial interest	6,277,823,226

$5,964,636,875

28    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,018,202,593 applicable to 110,253,820 shares of beneficial interest outstanding - Note 4)	$18.31
Maximum sales charge, 4.50% of offering price	0.86

Maximum offering price per share	$19.17

Class C Shares:
Net asset value and offering price per share * ($2,234,952,713 applicable to 122,065,567 shares of beneficial interest outstanding - Note 4)	$18.31

Class I Shares:
Net asset value, offering and redemption price per share ($1,682,616,025 applicable to 91,294,749 shares of beneficial interest outstanding - Note 4)	$18.43

Class R3 Shares:
Net asset value, offering and redemption price per share ($23,550,435 applicable to 1,286,674 shares of beneficial interest outstanding - Note 4)	$18.30

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,949,591 applicable to 106,315 shares of beneficial interest outstanding - Note 4)	$18.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,365,518 applicable to 182,667 shares of beneficial interest outstanding - Note 4)	$18.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    29

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $14,936,255)	$233,962,548
Non-controlled affiliated issuers	6,852,707
Interest income (net of premium amortized of $623,021)	124,134,299

Total Income	364,949,554

EXPENSES:
Investment advisory fees (Note 3)	34,262,770
Administration fees (Note 3)
Class A Shares	2,091,630
Class C Shares	2,209,293
Class I Shares	622,126
Class R3 Shares	22,471
Class R4 Shares	1,138
Class R5 Shares	859
Distribution and service fees (Note 3)
Class A Shares	4,183,260
Class C Shares	17,674,346
Class R3 Shares	89,687
Class R4 Shares	2,272
Transfer agent fees
Class A Shares	1,629,700
Class C Shares	2,009,670
Class I Shares	1,298,375
Class R3 Shares	34,987
Class R4 Shares	3,780
Class R5 Shares	4,397
Registration and filing fees
Class A Shares	141,450
Class C Shares	109,725
Class I Shares	81,671
Class R3 Shares	17,753
Class R4 Shares	18,584
Class R5 Shares	21,867
Custodian fees (Note 3)	1,027,580
Professional fees	162,773
Accounting fees	173,185
Trustee fees	108,281
Other expenses	521,624

Total Expenses	68,525,254
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,182,572)

Net Expenses	66,342,682

Net Investment Income	$298,606,872

30    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(48,053,970)
Non-controlled affiliated issuers	(4,498)
Forward currency contracts (Note 7)	(11,367,590)
Foreign currency transactions	1,036,959

(58,389,099)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	275,927,753
Non-controlled affiliated issuers	14,489,354
Forward currency contracts (Note 7)	6,113,032
Foreign currency translations	543,438

297,073,577

Net Realized and Unrealized Gain	238,684,478

Net Increase in Net Assets Resulting from Operations	$537,291,350

See notes to financial statements.

Certified Annual Report    31

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$298,606,872	$196,665,498
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(58,389,099)	(571,104,514)
Increase (Decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts and foreign currency translations	297,073,577	646,925,555

Net Increase (Decrease) in Net Assets Resulting from Operations	537,291,350	272,486,539

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(105,095,569)	(81,529,583)
Class C Shares	(100,021,633)	(77,646,832)
Class I Shares	(82,223,032)	(50,077,981)
Class R3 Shares	(1,088,290)	(760,087)
Class R4 Shares	(59,426)	(17,372)
Class R5 Shares	(114,390)	(22,654)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	529,891,266	(9,678,354)
Class C Shares	715,272,973	6,320,252
Class I Shares	707,722,464	116,899,650
Class R3 Shares	7,823,039	2,235,374
Class R4 Shares	1,799,483	(220,497)
Class R5 Shares	2,943,638	199,300

Net Increase in Net Assets	2,214,141,873	178,187,755

NET ASSETS:
Beginning of Year	3,750,495,002	3,572,307,247

End of Year	$5,964,636,875	$3,750,495,002

Undistributed net investment income	$29,915,619	$20,577,079

See notes to financial statements.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,855,956,064	$3,855,956,064	$—	$—
Preferred Stock (a)	259,994,597	231,222,722	28,771,875	—
Exchange Traded Funds	56,056,250	56,056,250	—	—
Asset Backed Securities	20,646,212	—	20,646,212	—
Corporate Bonds	1,306,855,822	—	1,279,231,623	27,624,199
Convertible Bonds	192,841,332	—	192,841,332	—
Municipal Bonds	1,514,057	—	1,514,057	—
U.S. Government Agencies	12,751,599	—	12,751,599	—
Foreign Bonds	148,325,997	—	144,638,054	3,687,943
Other Securities	25,285,199	—	25,285,199	—
Short Term Investments	120,950,000	—	120,950,000	—

Total Investments in Securities	$6,001,177,129	$4,143,235,036	$1,826,629,951	$31,312,142

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(29,328,863)	$—	$(29,328,863)	$—
Spot Currency	$(86,968)	$(86,968)	$—	$—

(a)	Industry classifications for Preferred Stock in Level 2 consisted of $7,781,250 in Banks, $4,650,000 in REITS, and $16,340,625 in Telecommunication Services at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$16,438,165	$(1,272,694)	$59,137	$1,364,612	$14,722,922	$31,312,142

(a)	Level 3 Securities represent 0.52% of Total Net Assets at the year ended September 30, 2010.
(b)	Transfers to Level 3 were from Level 2, and were due to a change in other significant observable inputs existing at the year ended September 30, 2010. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make pay-

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

ment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,105,372 for Class C shares, $33,843 for Class R3 shares, $20,037 for Class R4 shares, and $23,320 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $1,270,308 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $170,865 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	43,283,964	$770,088,645	23,619,565	$344,260,373
Shares issued to shareholders in reinvestment of dividends	4,439,224	79,354,477	4,335,112	63,114,813
Shares repurchased	(18,042,158)	(319,573,633)	(30,011,243)	(417,076,271)
Redemption fees received*	—	21,777	—	22,731

Net Increase (Decrease)	29,681,030	$529,891,266	(2,056,566)	$(9,678,354)

Class C Shares
Shares sold	49,564,535	$883,762,048	20,018,794	$292,989,819
Shares issued to shareholders in reinvestment of dividends	3,972,825	71,048,461	3,950,571	57,445,432
Shares repurchased	(13,520,528)	(239,560,490)	(24,910,649)	(344,138,583)
Redemption fees received*	—	22,954	—	23,584

Net Increase (Decrease)	40,016,832	$715,272,973	(941,284)	$6,320,252

Class I Shares
Shares sold	54,684,137	$981,032,227	25,254,006	$372,821,670
Shares issued to shareholders in reinvestment of dividends	3,466,124	62,410,241	2,665,325	39,209,566
Shares repurchased	(18,750,557)	(335,736,228)	(21,210,176)	(295,144,783)
Redemption fees received*	—	16,224	—	13,197

Net Increase (Decrease)	39,399,704	$707,722,464	6,709,155	$116,899,650

Class R3 Shares
Shares sold	746,503	$13,383,203	421,734	$6,146,795
Shares issued to shareholders in reinvestment of dividends	55,329	988,963	46,884	688,297
Shares repurchased	(368,316)	(6,549,359)	(318,696)	(4,599,932)
Redemption fees received*	—	232	—	214

Net Increase (Decrease)	433,516	$7,823,039	149,922	$2,235,374

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	105,112	$1,826,925	2,542	$38,228
Shares issued to shareholders in reinvestment of dividends	1,635	29,296	1,173	17,252
Shares repurchased	(3,165)	(56,750)	(15,815)	(275,982)
Redemption fees received*	—	12	—	5

Net Increase (Decrease)	103,582	$1,799,483	(12,100)	$(220,497)

Class R5 Shares
Shares sold	302,943	$5,496,684	40,091	$600,510
Shares issued to shareholders in reinvestment of dividends	6,243	111,969	1,391	20,773
Shares repurchased	(150,901)	(2,665,036)	(30,138)	(421,988)
Redemption fees received*	—	21	—	5

Net Increase (Decrease)	158,285	$2,943,638	11,344	$199,300

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $3,595,840,109 and $1,637,978,518, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$5,541,327,134

Gross unrealized appreciation on a tax basis	$700,552,189
Gross unrealized depreciation on a tax basis	(240,702,194)

Net unrealized appreciation (depreciation) on investments (tax basis)	$459,849,995

Distributable earnings – ordinary income (tax basis)	$41,310,220

At September 30, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $288,211 and $32,070,845 respectively. For tax purposes, such losses will be reflected in the year ended September 30, 2011.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

At September 30, 2010, the Fund had tax basis capital losses which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryfor-wards expire as follows:

2016	$4,262,779
2017	280,451,429
2018	493,662,779

$778,376,987

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $2,061,030 and increased accumulated net realized investment loss by $2,061,030. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in PFICs (Passive Foreign Investment Companies) and partnerships, and recharacterization of income received.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$288,602,340	$210,054,509
Capital gains	—	—

Total	$288,602,340	$210,054,509

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract V alue Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	9,100,000	03/01/2011	$12,390,272	$—	$(883,413)
Euro	Sell	253,400,000	10/06/2010	345,442,561	—	(3,441,251)
Euro	Sell	62,000,000	10/06/2010	84,520,279	—	(7,834,339)
Euro	Sell	1,328,700	10/06/2010	1,811,324	—	(105,898)
Euro	Sell	66,359,900	10/06/2010	90,463,827	—	(5,921,978)
Euro	Sell	43,100,000	10/06/2010	58,755,226	—	(852,531)
Great Britain Pound	Sell	16,000,000	10/06/2010	25,134,029	—	(2,033,869)
Great Britain Pound	Sell	2,985,600	10/06/2010	4,690,010	—	(219,343)
Great Britain Pound	Sell	7,100,000	10/06/2010	11,153,225	—	(261,754)
Great Britain Pound	Sell	19,200,000	10/06/2010	30,160,835	—	(1,067,075)
Great Britain Pound	Sell	6,946,500	10/06/2010	10,912,096	—	(358,348)
Swiss Franc	Sell	15,400,000	10/06/2010	15,672,196	—	(1,234,741)
Swiss Franc	Sell	72,600,000	10/06/2010	73,883,208	—	(5,114,323)

Total					$—	$(29,328,863)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(29,328,863)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(11,367,590)	$(11,367,590)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$6,113,032	$6,113,032

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

40    Certified Annual Report

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Certified Annual Report     41

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(b)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(b)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
2006(b)	$17.93	0.78	1.98	2.76	(0.77)	(0.34)	(1.11)	$19.58	4.22		1.38		1.38		1.38		16.05	55.29	$903,347
Class C Shares
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
2006	$17.95	0.70	1.97	2.67	(0.68)	(0.34)	(1.02)	$19.60	3.73		1.90		1.90		2.15		15.45	55.29	$636,947
Class I Shares
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
2006	$18.03	0.88	1.98	2.86	(0.84)	(0.34)	(1.18)	$19.71	4.68		0.99		0.98		1.02		16.53	55.29	$308,859
Class R3 Shares
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
2006	$17.93	0.82	1.92	2.74	(0.75)	(0.34)	(1.09)	$19.58	4.36		1.50		1.50		6.05		15.91	55.29	$1,301
Class R4 Shares
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(c)	10.83	63.05	$48
2008(d)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(e)	1.40	(e)	1.40	(e)	16.97	(c)(e)	(17.79)	46.07	$251
Class R5 Shares
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(c)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(c)	(22.27)	46.07	$221
2007(f)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(e)	0.99	(e)	0.98	(e)	278.77	(c)(e)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2008.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42 Certified Annual Report	Certified Annual Report 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund	September 30, 2010

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

44    Certified Annual Report .

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,030.30	$6.42
Hypothetical*	$1,000.00	$1,018.74	$6.38
Class C Shares
Actual	$1,000.00	$1,027.00	$9.62
Hypothetical*	$1,000.00	$1,015.58	$9.57
Class I Shares
Actual	$1,000.00	$1,032.00	$4.82
Hypothetical*	$1,000.00	$1,020.32	$4.79
Class R3 Shares
Actual	$1,000.00	$1,028.50	$7.62
Hypothetical*	$1,000.00	$1,017.55	$7.58
Class R4 Shares
Actual	$1,000.00	$1,029.60	$7.12
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$1,031.70	$5.04
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.26%; C: 1.89%; I: 0.95%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    45

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	7.03%	6.36%	11.02%
C Shares (Incep: 12/24/02)	10.32%	6.68%	11.08%
I Shares (Incep: 11/3/03)	12.39%	7.70%	10.12%
R3 Shares (Incep: 2/1/05)	11.75%	7.11%	7.65%
R4 Shares (Incep: 2/1/08)	11.52%	—	0.61%
R5 Shares (Incep: 2/1/07)	12.31%	—	3.35%
Blended Index (Since 12/24/02)	7.50%	2.85%	7.04%
S&P 500 Index (Since 12/24/02)	10.16%	0.64%	5.30%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

46    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    47

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income BuilderFund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

48    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    49

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Investment Income Builder Fund designates 56.91% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

18.74% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2010 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

50    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including dividend growth data, (iii) measures of the Fund’s investment performance over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to the Standard & Poor’s 500 Index, and relative to a blended performance benchmark comprised of two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return for calendar year 2009 significantly exceeded the returns for the Fund’s blended benchmark, the S&P 500 and the world allocation mutual fund category, that the Fund’s returns exceeded the returns of the blended benchmark and the fund category in five of the six preceding calendar years, and exceeded the returns of the S&P 500 in each of the six preceding calendar years. The quantitative information presented also demonstrated to the Trustees that the Fund’s returns fell at or near the median of the fund category for the three-month and three-year periods ended with the second quarter of the current year, fell within or near the top quartile of the category for the year-to-date and five year periods, and fell within the top decile of the category for the one-year period. The Trustees considered the increasing levels of the Fund’s quarterly dividend payments since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and further considered the Fund’s higher historical cumulative return (net of expenses) relative to the Fund’s blended benchmark since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity income mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was somewhat higher than the median and average expense ratios for the group of equity income mutual funds selected by the fund analyst firm, that the management fee was somewhat higher than the median and average fee rates for the same group of equity income mutual funds, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    51

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

52    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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[

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH857

Your Thornburg Strategic Municipal Income Fund is a portfolio of over 132 municipal obligations from 33 states and territories. The Class A shares of your Fund produced a total return of 8.20% at NAV over the fiscal year ended September 30, 2010, compared to 5.73% for the BofA Merrill Lynch Municipal Master Index. The Fund’s overweight to out-of-favor sectors, such as the revenue and insured sectors, along with an overweight to securities priced at a discount to par and those with lower credit quality accounted for most of the performance differential. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management.

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Municipal Income Fund

Annual Report – September 30, 2010

Includes All Share Classes

Form 1040
Department of the Treasury—Internal Revenue Service
U.S. Individual Income Tax Return
2008
Label
Presidential Election Campaign
Filing Status
Check only one box.
Single
Married filing joint
Yourself.
Spouse
Dependents:

Invest in our planet, while you invest with us

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Thornburg Strategic Municipal Income Fund

In keeping with Thornburg's focus on risk management, not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions.

Important Information

The information presented on the following pages is current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps)

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

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Important Information, Continued

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

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Thornburg Strategic Municipal Income Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager

October 11, 2010

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by 36 cents to $14.22 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 61.4 cents per share. If you reinvested your dividends, you received 62.7 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Your Thornburg Strategic Municipal Income Fund is a portfolio of over 132 municipal obligations from 33 states and territories. The Class A shares of your Fund produced a total return of 8.20% at NAV over the fiscal year ended September 30, 2010, compared to 5.73% for the BofA Merrill Lynch Municipal Master Index. The Fund’s overweight to out-of-favor sectors, such as the revenue and insured sectors, along with an overweight to securities priced at a discount to par and those with lower credit quality accounted for most of the performance differential. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management.

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and industrial loans and leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized busi-

6    Certified Annual Report

nesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market	CHART 1: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS 10/1/2009 – 9/30/2010
The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery

Certified Annual Report.    7

Letter to Shareholders,

Continued

rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain: “The reports of my death have been greatly exaggerated.” The reported demise of state and local government finances are, in our opinion, overblown. We are not being a “Pollyanna;” there is a great deal of fiscal stress in the market and investors can find cases that illustrate fiscal mismanagement, like the State of Illinois. But the municipal market is not monolithic; it is made up of more than just state and local government general obligation bonds. The BofA Merrill Lynch Municipal Master Index is made up of 39% revenue bonds, 10% pre-refunded bonds, with the remainder being either general obligation bonds or insured bonds. The Rockefeller Institute of Government reported on August 30, 2010, “State tax revenues are slowly rebounding.” State revenue growth posted a second quarter of positive growth (off of a very low base), compared to the same quarter a year ago of 2.2%. This increase was led mostly by increases in sales tax revenues (approx. 6%), although personal income taxes were also positive (approx. 1.6%). Budget gaps for fiscal year 2011 total $121 billion, or 19% of budgets in 46 states. Most of these gaps were filled with spending reductions, revenue increases, and increased aid from the federal government. Underfunded pension liabilities have been in the headlines. The Pew Center on the States reported in February 2010, “In aggregate, states’ systems were 84 percent funded – a relatively positive outcome, because most experts advise at least an 80 percent funding level.” There are some states that are worse off than others. Two states had less than 60 percent of the necessary assets on hand to meet their long-term pension obligations: Illinois and Kansas. Illinois was in the worst shape of any state, with a funding level of 54 percent and an unfunded liability of more than $54 billion. On the brighter side, Florida, New York, Washington, and Wisconsin have fully funded pension systems.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a

8    Certified Annual Report

bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the Strategic Municipal Income Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Thank you for investing in the Thornburg Strategic Municipal Income Fund.

Sincerely,

George Strickland Co-Portfolio Manager Managing Director	Josh Gonze Co-Portfolio Manager Managing Director	Christopher Ryon, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report.    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 1.38%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	$500,000	$540,435
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	235,000	234,708
University Medical Center Corp., 6.25% due 7/1/2029	BBB+/Baa1	100,000	109,283
[a]University Medical Center Corp., 6.50% due 7/1/2039	BBB+/Baa1	275,000	299,654
CALIFORNIA — 19.80%
California Financial Authority Revenue, 8.50% due 11/1/2039 (Harbor Regulation Control)	NR/Baa1	1,000,000	1,082,030
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	1,605,000	557,737
California State Public Works Board, 6.25% due 4/1/2034	BBB+/A2	100,000	108,356
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	1,018,340
Calipatria Unified School District, 0% due 8/1/2025 (Capital Appreciation—Election 1995; Insured: ACA)	NR/NR	2,425,000	857,650
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	571,395
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	998,760
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan
Mobile Park)	A-/NR	650,000	651,105
Irvine Ranch Water District GO, 0.25% due 10/1/2041 put 10/1/2010 (Community Facilities District; LOC: Bank of America) (daily demand notes)	A+/Aa3	1,800,000	1,800,000
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	474,565
Los Angeles COP, 5.70% due 2/1/2018	NR/Baa2	750,000	750,667
Los Angeles Department of Water & Power, 0.25% due 7/1/2034 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	2,600,000	2,600,000
M-S-R Energy Authority, 6.50% due 11/1/2039	A/NR	1,000,000	1,158,770
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	A-/NR	300,000	316,152
Oak Park Unified School District GO, 0% due 8/1/2030 (Insured: AGM)	AAA/Aa3	500,000	163,350
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	720,000	252,569
Redwood City Redevelopment Agency Tax Allocation, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	727,785
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A/A1	435,000	248,194
San Diego Unified School District, 0% due 7/1/2035 (Election 2008)	AA/Aa1	1,700,000	409,904
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A1	825,000	407,715

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	$250,000	$275,000
San Jose Redevelopment Agency Tax, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A1	1,000,000	1,032,910
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AAA/NR	100,000	106,110
Union Elementary School District, 0% due 9/1/2027 (Capital Appreciation—Election 1999; Insured: Natl-Re)	AA+/NR	905,000	369,204
COLORADO — 7.43%
Colorado Educational & Cultural Facilities Authority, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,600,000	1,685,392
Denver Convention Center, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	974,720
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	250,000	232,558
Denver Convention Center, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	350,000	316,141
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,100,000	1,132,208
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	238,558
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	413,820
Pinery West Metropolitan District No. 2, 4.50% due 12/1/2032	NR/NR	500,000	391,720
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue; Guaranty: BofA Merrill Lynch & Co.)	A/A2	625,000	673,625
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase Revenue; Guaranty: BofA Merrill Lynch & Co.)	A/A2	250,000	299,410
CONNECTICUT — 1.18%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,012,100
DISTRICT OF COLUMBIA — 0.72%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	1,500,000	619,410
FLORIDA — 1.92%
Capital Trust Agency MFR, 5.875% due 6/1/2038 (American Opportunity Housing)	NR/B3	380,000	153,064
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	349,813
Santa Rosa Bay Bridge Authority, 0% due 7/1/2013 (Insured: Radian)	NR/NR	100,000	50,897
Sarasota County Public Hospital Board, 3.269% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	1,000,000	913,720
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	180,000	176,855
GEORGIA — 1.74%
Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/A1	500,000	571,460
Main Street Natural Gas, Inc. (Georgia Gas), 5.00% due 3/15/2018	A+/Aa3	515,000	544,381
Main Street Natural Gas, Inc. (Georgia Gas), 5.50% due 9/15/2023	A/A2	350,000	371,689
GUAM — 2.49%
Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	525,395
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,021,280
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	579,160

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SCHEDULE OF INVESTMENTS,, CONTINUED

Thornburg International Value Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HAWAII — 0.35%
Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	NR/Baa1	$300,000	$300,249
IDAHO — 0.21%
Madison County Hospital Revenue COP, 5.25% due 9/1/2037	BBB-/NR	200,000	180,326
ILLINOIS — 6.13%
Broadview Tax Increment Revenue, 5.25% due 7/1/2012	NR/NR	515,000	515,170
Chicago Tax Increment, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	801,768
Cook County GO, 5.25% due 11/15/2033	AA/Aa2	1,000,000	1,081,540
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	NR/Baa1	625,000	642,544
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	339,877
a Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,000,000	1,061,470
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	300,000	301,215
Southwestern Illinois Development Authority, 5.50% due 8/15/2020 (Southwestern Illinois Health Facilities)	BBB/Baa2	500,000	502,720
INDIANA — 0.11%
Indiana Bond Bank, 5.25% due 10/15/2020 (Gas Revenue Program)	NR/Aa3	90,000	97,492
KANSAS — 0.84%
Wichita Multi-Family Housing, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	714,183
KENTUCKY — 2.45%
Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	365,000	209,229
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	2,490,000	1,338,823
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	550,140
LOUISIANA — 2.57%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	BBB-/Baa3	120,000	115,075
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	497,600
Orleans Parish School Board GO, 0% due 2/1/2015 (Insured: FGIC)	NR/NR	645,000	496,147
West Feliciana Parish PCR, 6.60% due 9/1/2028 (Entergy Gulf States)	BBB/Baa2	1,085,000	1,086,487
MASSACHUSETTS — 3.47%
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	200,000	221,840
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	500,000	542,805
Massachusetts Health & Educational Facilities Authority, 0.22% due 8/15/2034 put 10/1/2010 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa2	800,000	800,000
Massachusetts Health & Educational Facilities Authority, 0.31% due 12/1/2037 put 10/1/2010
(Museum of Fine Arts; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa2	1,400,000	1,400,000
MICHIGAN — 9.75%
Detroit School District, 5.25% due 5/1/2027 (Insured: AGM)	AAA/Aa2	1,000,000	1,094,330
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A/Aa3	1,000,000	1,074,490
Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA)	NR/NR	230,000	230,778
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	987,140

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	BBB-/NR	$500,000	$574,265
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,100,000	1,072,082
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	650,000	658,879
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A/A2	150,000	151,632
Michigan State Hospital Finance Authority Revenue, 5.75% due 11/15/2039	A/A1	1,000,000	1,040,230
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	317,526
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BBB-/NR	895,000	891,026
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/ AMBAC)	NR/NR	200,000	248,034
MINNESOTA — 1.00%
Dakota County Community Development Agency, 5.00% due 11/1/2022 (Commons on Marice)	NR/NR	400,000	368,852
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	BBB+/A3	100,000	102,967
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	387,349
MISSOURI — 0.40%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor Project)	NR/NR	340,000	343,512
NEVADA — 0.61%
Mesquite Redevelopment Agency Tax Increment Revenue, 7.375% due 6/1/2024	A-/NR	500,000	525,000
NEW MEXICO — 0.85%
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	466,395
Santa Fe Educational Facilities, 5.50% due 3/1/2024 (St. Johns College)	NR/NR	265,000	262,019
NEW YORK — 3.74%
New York City GO, 0.31% due 8/1/2028 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa2	3,200,000	3,200,000
OHIO — 2.81%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	490,000	501,775
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy)	BBB-/Baa1	500,000	559,005
[b]Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa2	1,350,000	1,346,719
OREGON — 1.17%
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	1,003,450
PENNSYLVANIA — 7.25%
Allegheny County Industrial Development Authority, 6.75% due 8/15/2035 (Propel Charter School)	BB+/NR	1,000,000	1,018,650
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	185,000	186,833
[a]Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/Baa2	1,500,000	1,512,990
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	452,826
[b]Pennsylvania Housing Finance Agency, 4.75% due 10/1/2025 (AMT)	AA+/Aa2	2,000,000	1,995,740
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,033,670

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
RHODE ISLAND — 0.90%
Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2022	AA/NR	$315,000	$366,266
Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2024	AA/NR	350,000	402,532
SOUTH DAKOTA — 0.91%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	782,085
TENNESSEE — 0.73%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	A/Baa1	100,000	106,687
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BB+/Ba3	500,000	519,540
TEXAS — 11.34%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	669,802
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	615,000	520,677
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	100,000	95,217
Bexar County Housing Finance Corp. MFR, 5.80% due 1/1/2031 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	550,000	498,322
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038	BBB-/NR	1,000,000	1,183,770
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	101,496
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	528,895
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp Inc.)	BBB/NR	1,000,000	1,045,610
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	100,000	103,326
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A/A2	40,000	43,312
State of Texas, 2.00% due 8/31/2011 (Tax & Revenue Anticipation Notes)	SP-1+/MIG1	1,500,000	1,522,395
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company; Guaranty: Atlantic Richfield)	A/A2	1,000,000	1,155,290
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB/NR	100,000	99,276
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	155,000	153,109
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	1,000,000	942,260
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation Inc.)	BBB/NR	1,000,000	1,035,850
U.S. VIRGIN ISLANDS — 0.84%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	BBB/Baa3	500,000	564,280
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	150,000	150,286
UTAH — 1.23%	A/NR	1,000,000	1,048,880
[a]Herriman Utah Special Assessment, 4.75% due 11/1/2022 (Towne Center Assessment Area)
VIRGINIA — 2.56%
Mecklenburg County Industrial Development Authority, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	1,000,000	1,014,800
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	650,323
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	527,430

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WASHINGTON — 1.20%
Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	BBB+/A3	$1,000,000	$1,026,230

TOTAL INVESTMENTS — 100.08% (Cost $80,667,572)			$85,632,534
LIABILITIES NET OF OTHER ASSETS — (0.08)%			(71,806)

NET ASSETS — 100.00%			$85,560,728

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Strategic Municipal Income Fund	September 30, 2010

ASSETS
Investments at value (cost $80,667,572) (Note 2)	$85,632,534
Cash	1,624,213
Receivable for investments sold	45,000
Receivable for fund shares sold	811,255
Interest receivable	978,327
Prepaid expenses and other assets	19,439

Total Assets	89,110,768

LIABILITIES
Payable for securities purchased	3,350,000
Payable for fund shares redeemed	42,083
Payable to investment advisor and other affiliates (Note 3)	58,129
Accounts payable and accrued expenses	42,359
Dividends payable	57,469

Total Liabilities	3,550,040

NET ASSETS	$85,560,728

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,026)
Net unrealized appreciation on investments	4,964,962
Accumulated net realized gain (loss)	142,051
Net capital paid in on shares of beneficial interest	80,456,741

$85,560,728

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($28,165,647 applicable to 1,980,946 shares of beneficial interest outstanding - Note 4)	$14.22
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.51

Class C Shares:
Net asset value and offering price per share * ($15,260,752 applicable to 1,072,188 shares of beneficial interest outstanding - Note 4)	$14.23

Class I Shares:
Net asset value, offering and redemption price per share ($42,134,329 applicable to 2,961,204 shares of beneficial interest outstanding - Note 4)	$14.23

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $40,368)	$2,860,064

EXPENSES:
Investment advisory fees (Note 3)	380,139
Administration fees (Note 3)
Class A Shares	22,145
Class C Shares	9,872
Class I Shares	12,536
Distribution and service fees (Note 3)
Class A Shares	44,290
Class C Shares	78,978
Transfer agent fees
Class A Shares	10,510
Class C Shares	4,911
Class I Shares	6,509
Registration and filing fees
Class A Shares	18,623
Class C Shares	17,554
Class I Shares	18,192
Custodian fees (Note 3)	43,493
Professional fees	50,083
Accounting fees	1,956
Trustee fees	1,067
Other expenses	8,691

Total Expenses	729,549
Less:
Expenses reimbursed by investment advisor (Note 3)	(105,580)
Distribution fees waived (Note 3)	(31,591)
Fees paid indirectly (Note 3)	(639)
Net Expenses	591,739

Net Investment Income	2,268,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	377,353
Net change in unrealized appreciation (depreciation) of investments	2,052,352

Net Realized and Unrealized Gain	2,429,705

Net Increase in Net Assets Resulting from Operations	$4,698,030

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

     Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2010	Period Ended* September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$2,268,325	$397,331
Net realized gain (loss) on investments	377,353	80,474
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,052,352	2,912,610

Net Increase (Decrease) in Net Assets Resulting from Operations	4,698,030	3,390,415

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(779,270)	(113,802)
Class C Shares	(319,620)	(29,017)
Class I Shares	(1,169,435)	(257,538)
From realized gains
Class A Shares	(110,997)	—
Class C Shares	(40,025)	—
Class I Shares	(164,754)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	15,636,797	10,808,011
Class C Shares	11,167,420	3,417,545
Class I Shares	22,636,138	16,790,830

Net Increase in Net Assets	51,554,284	34,006,444

NET ASSETS:
Beginning of Period	34,006,444	—

End of Period	$85,560,728	$34,006,444

See notes to financial statements.

*	For the period from commencement of operations on April 1, 2009 through September 30, 2009.

18    Certified Annual Report.

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Certified Annual Report.    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$85,632,534	$—	$85,632,534	$—

Total Investments in Securities	$85,632,534	$—	$85,632,534	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $43,618 for Class A shares, $32,648 for Class C shares, and $29,314 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $1,107 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $949 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $31,591 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $639.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Period Ended* September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,292,244	$17,833,733	850,895	$10,837,932
Shares issued to shareholders in reinvestment of dividends	53,595	735,252	7,045	92,971
Shares repurchased	(213,606)	(2,932,188)	(9,227)	(122,892)

Net Increase (Decrease)	1,132,233	$15,636,797	848,713	$10,808,011

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

	Year Ended September 30, 2010		Period Ended* September 30, 2009
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	893,854	$12,358,292	264,135	$3,399,093
Shares issued to shareholders in reinvestment of dividends	16,955	233,302	1,396	18,452
Shares repurchased	(104,152)	(1,424,174)	—	—

Net Increase (Decrease)	806,657	$11,167,420	265,531	$3,417,545

Class I Shares
Shares sold	1,714,923	$23,915,174	1,383,622	$17,417,043
Shares issued to shareholders in reinvestment of dividends	73,042	1,003,621	13,885	181,497
Shares repurchased	(165,161)	(2,282,657)	(59,107)	(807,710)

Net Increase (Decrease)	1,622,804	$22,636,138	1,338,400	$16,790,830

*	The Fund commenced operations on April 1, 2009.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $48,153,515 and $7,817,293, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$80,667,572

Gross unrealized appreciation on a tax basis	$5,067,775
Gross unrealized depreciation on a tax basis	(102,813)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,964,962

Distributable earnings – ordinary income (tax basis)	$137,318
Distributable capital gains (tax basis)	$4,733

At September 30, 2010, the Fund did not have any undistributed tax-exempt net income.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

The tax character of distributions paid during the year ended September 30, 2010, and period ended September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$2,190,183	$377,011
Ordinary income	393,918	23,346
Capital gains	—	—

Total	$2,584,101	$400,357

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class C shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .35 of 1%.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(c)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
Class C Shares
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(c)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(e)	18.58	14.37	$3,684
Class I Shares
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(c)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on April 1, 2009.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,068.70	$6.48
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,066.30	$8.00
Hypothetical*	$1,000.00	$1,017.33	$7.81
Class I Shares
Actual	$1,000.00	$1,070.10	$5.14
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.54%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/ 365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 4/1/09)	6.06%	—	—	16.58%
C Shares (Incep: 4/1/09)	7.28%	—	—	17.85%
I Shares (Incep: 4/1/09)	8.48%	—	—	18.49%

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The BofA Merrill Lynch Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg
Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer);
CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg
Mortgage, Inc.) (real estate investment trust); President and Sole Director until
2009 of Thornburg Mortgage Advisory Corporation (investment manager to
	TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC,
the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund);
	Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio
Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg
Investment Management, Inc.; Intern-Equity Research Analyst of Brandes
	Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010 dividends paid by the Fund of $2,190,183 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the period since the Fund’s commencement of investment operations in April of 2009. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, and (iii) the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns since inception and performance in accordance with expectations. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns exceeded the average return for each of the fund categories in the year-to-date and one-year periods ended with the second quarter of the current year, and that the Fund’s investment performance fell within the top decile of performance for both categories for the same periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was higher than the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was higher than the median and average fee rates for the same group of funds, but that the differences were not significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    35

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36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH1978

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. Effective December 6, 2009, the Trust amended its code of ethics to include language that prohibits certain contributions or solicitations for contributions by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor or distributor to a political campaign in which an independent Trustee of the Trust is a candidate.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth on the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$353,000	$561,750

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$18,500	$-0-

The audit-related fees billed to the Trust in the year ended September 30, 2009 related to preparation for and attendance at audit committee meetings as well as travel and out of pocket expenses.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$168,730	$165,290

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$-0-	$-0-

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2010, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Business Conduct and Ethics.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not Applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Value Fund, Investment Income Builder Fund, and Strategic Municipal Income Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date: January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date: January 21, 2011

By:	/s/ George T. Strickland

George T. Strickland

Treasurer and principal financial officer

Date: January 21, 2011